                                                                   EXHIBIT 10.31

                                                                  Execution Copy
================================================================================




                       PREFERRED STOCK PURCHASE AGREEMENT

                                  by and among

                          ADVANCED RADIO TELECOM CORP.

                                      and

                   THE PURCHASERS LISTED ON SCHEDULE I HERETO



                            Dated as of June 1, 1999




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

                               TABLE OF CONTENTS

ARTICLE I

   THE PURCHASE...................................................................................    1
     Section 1.1.   Definitions....................................................................   1
     Section 1.2.   Sale and Purchase of Preferred Stock...........................................   1
     Section 1.3.   Bridge Loan and Warrants.......................................................   2
     Section 1.4.   The Closing....................................................................   3

ARTICLE II

   REPRESENTATIONS AND WARRANTIES OF THE COMPANY..................................................    3
     Section 2.1.   Organization and Qualification; Subsidiaries...................................   3
     Section 2.2.   Certificate of Incorporation and By-Laws.......................................   4
     Section 2.3.   Capitalization.................................................................   4
     Section 2.4.   Authority Relative to this Agreement and DGCL Section 203......................   6
     Section 2.5.   No Conflict; Required Filings and Consents.....................................   7
     Section 2.6.   Compliance.....................................................................   8
     Section 2.7.   SEC Filings; Financial Statements..............................................   9
     Section 2.8.   Absence of Certain Changes or Events...........................................  10
     Section 2.9.   No Undisclosed Liabilities.....................................................  10
     Section 2.10.  Absence of Litigation.........................................................   11
     Section 2.11.  Employee Benefit Plans........................................................   11
     Section 2.12.  Proxy Statement...............................................................   12
     Section 2.13.  Title to Property.............................................................   12
     Section 2.14.  Restrictions on Business Activities...........................................   12
     Section 2.15.  Taxes.........................................................................   13
     Section 2.16.  Environmental Matters.........................................................   13
     Section 2.17.  Intellectual Property.........................................................   14
     Section 2.18.  Certain Agreements of Officers and Employees..................................   15
     Section 2.19.  Regulatory Matters............................................................   15
     Section 2.20.  Rank of Notes.................................................................   16
     Section 2.21.  Interested Party Transactions.................................................   16
     Section 2.22.  Insurance.....................................................................   16
     Section 2.23.  Brokers.......................................................................   17
     Section 2.24.  Disclosure....................................................................   17
     Section 2.25.  Securities Laws...............................................................   17
     Section 2.26.  Acquiring Person..............................................................   17
     Section 2.27.  Acceleration..................................................................   17
     Section 2.28.  Board of Directors............................................................   18

ARTICLE III

   REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS...............................................   18
     Section 3.1.  Organization...................................................................   18
     Section 3.2.  Due Authorization..............................................................   18
     Section 3.3.  Acquisition for Investment.....................................................   18
     Section 3.4.  Brokers or Finders.............................................................   18
     Section 3.5.  Accredited Investor............................................................   19
     Section 3.6.  Financial Condition............................................................   19
     Section 3.7.  Experience.....................................................................   19
     Section 3.8.  Non-U.S. Ownership.............................................................   19
     Section 3.9.  Beneficial Ownership...........................................................   19
     Section 3.10. Affiliates....................................................................    19
     Section 3.11. Proxy Statement...............................................................    19

ARTICLE IV

   ADDITIONAL AGREEMENTS..........................................................................   20
     Section 4.1.  HSR Act........................................................................   20
     Section 4.2.  Proxy Statement................................................................   20
     Section 4.3.  Stockholders Meeting...........................................................   20
     Section 4.4.  Alternative Transactions.......................................................   20
     Section 4.5.  Access to Information..........................................................   22
     Section 4.6.  Confidentiality................................................................   22
     Section 4.7.  Consents; Approvals............................................................   23
     Section 4.8.  Public Announcements...........................................................   24
     Section 4.9.  Listing........................................................................   24
     Section 4.10. Board of Directors.............................................................   24
     Section 4.11. Certificate of Designation.....................................................   26
     Section 4.12. Increase of Option Pool........................................................   26
     Section 4.13. Use of Proceeds................................................................   27
     Section 4.14. Interim Operations.............................................................   27
     Section 4.15. Restricted Securities..........................................................   28
     Section 4.16. Preemptive Rights..............................................................   28
     Section 4.17. Amendment of Rights Agreement..................................................   31

ARTICLE V

   CONDITIONS TO THE STOCK PURCHASE...............................................................   31
     Section 5.1.  Conditions to Obligation of Each Party to Effect the Stock Purchase............   31
     Section 5.2.  Additional Conditions to Obligations of the Purchasers.........................   31
     Section 5.3.  Additional Conditions to Obligation of the Company.............................   33

ARTICLE VI

   TERMINATION....................................................................................   34
     Section 6.1.  Termination....................................................................   34
     Section 6.2.  Effect of Termination..........................................................   36
     Section 6.3.  Fees and Expenses..............................................................   36

ARTICLE VII

   GENERAL PROVISIONS.............................................................................   37
     Section 7.1.  Effectiveness of Representations, Warranties and Agreements; Knowledge, Etc....   37
     Section 7.2.  Restrictive Legends............................................................   37
     Section 7.3.  Notices........................................................................   38
     Section 7.4.  Certain Definitions............................................................   39
     Section 7.5.  Notification...................................................................   41
     Section 7.6.  Amendment......................................................................   41
     Section 7.7.  Waiver.........................................................................   41
     Section 7.8.  Cooperation....................................................................   41
     Section 7.9.  Headings.......................................................................   41
     Section 7.10. Severability...................................................................   41
     Section 7.11. Entire Agreement...............................................................   42
     Section 7.12. Assignment.....................................................................   42
     Section 7.13. Parties in Interest............................................................   42
     Section 7.14. Failure or Indulgence Not Waiver; Remedies Cumulative..........................   42
     Section 7.15. Governing Law..................................................................   42
     Section 7.16. Counterparts...................................................................   42

Schedules and Exhibits
----------------------
     Schedule I     List of Purchasers
     Schedule II    Wire Transfer Instructions
     Schedule III   Schedule of Beneficial Ownership
     Schedule IV    Terms of Lucent Amendments
     Exhibit A      Form of Bridge Note
     Exhibit B      Form of Warrant
     Exhibit C      Certificate of Designation
     Exhibit D      Form of Opinion of Ropes & Gray
     Exhibit E      Form of Opinion of FCC Counsel
     Exhibit F      Registration Rights Agreement
     Exhibit G      Qwest Private Line Agreement
     Exhibit H      Co-Location License Agreement
     Exhibit I      Coordinated Marketing Agreement
     Exhibit J      Form of Standstill Agreement

     Company's Disclosure Schedule

                       PREFERRED STOCK PURCHASE AGREEMENT

     This Preferred Stock Purchase Agreement is dated as of June 1, 1999 (this "AGREEMENT"), among Advanced Radio Telecom Corp., a Delaware corporation (the "COMPANY"), and the purchasers listed on Schedule I hereto (the "PURCHASERS").

                                  WITNESSETH:

     WHEREAS, the Purchasers wish to purchase from the Company, and the Company wishes to sell and issue to the Purchasers (the "STOCK PURCHASE"), an aggregate of 2,635,908 shares of the Company's Series A Convertible Preferred Stock, $0.001 par value per share (the "SERIES A PREFERRED STOCK") and 501,592 shares of the Company's Series B Non-Voting Convertible Preferred Stock, $0.001 par value per share (the "SERIES B PREFERRED STOCK", and together with the Series A Preferred Stock and the Series C Non-Voting Convertible Preferred Stock, $0.001 par value per share (the "SERIES C PREFERRED STOCK"), the "PREFERRED STOCK"); and

     WHEREAS, contemporaneously with the execution of this Agreement, the Purchasers and the Company are executing and delivering the Standstill Agreement (hereinafter defined) and the Company is executing and delivering the Warrants (hereinafter defined) and the Notes (hereinafter defined) and the Purchasers are advancing the Company $45,019,920; and

     WHEREAS, the Purchasers and the Company are entering into this Agreement to provide for the purchase and sale of the Preferred Stock and to establish various rights and obligations in connection therewith.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein set forth, the parties agree as follows:

                                   ARTICLE I

                                  THE PURCHASE

     Section 1.1. Definitions. Certain terms are used in this Agreement as specifically defined herein. These definitions are set forth herein or referred to in Section 7.4 hereof.

     Section 1.2.  Sale and Purchase of Preferred Stock.

          Section 1.2.1. Purchase. Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties set forth in this Agreement, the Company hereby agrees to sell to each of the Purchasers, and each of the Purchasers hereby agrees severally to purchase from the Company, at the Closing (as hereinafter defined) and at a purchase price of $80.00 per share (the "PURCHASE PRICE"), the number of shares of Series A Preferred Stock and the number of shares of Series B Preferred Stock as are set forth on Schedule I as being purchased by such Purchaser (such shares of Series A Preferred Stock and Series B Preferred Stock purchased hereunder, the "SHARES"). The aggregate Purchase Price of the Shares purchased and sold hereunder is $251,000,000 (the "INVESTMENT"). The terms of the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock shall be those set forth in the Certificate of Designation (as hereinafter defined).

          Section 1.2.2. Alternative Commitment. In the event that MeriTech Capital Partners ("MeriTech") has not made the advance provided in Section 1.3 prior to June 15, 1999, Oak Investment Partners ("Oak"), Worldview Technology ("Worldview"), Accel Partners ("Accel") and Brentwood Venture Capital ("Brentwood") severally agree to purchase from the Company at the Closing at a purchase price of $80.00 per share the additional number of shares of Series A Preferred Stock and the additional number of shares of Series B Preferred Stock as are set forth on Schedule I, and MeriTech on June 15, 1999 shall cease to be a party to this Agreement for all purposes.

     Section 1.3. Bridge Loan and Warrants. The Purchasers severally agree to advance to the Company an aggregate of $50,000,000 (the "LOAN") on the terms set forth below. On the date of this Agreement, each of the Purchasers other than MeriTech agrees to advance to the Company the amount set forth opposite its respective name on Schedule I, and prior to June 15, 1999, MeriTech agrees to advance to the Company the amount set forth opposite its name on Schedule I. MeriTech shall provide the Company two business days notice of the date on which it shall make the advance. If MeriTech has not made the advance by June 15, 1999, on that date Oak, Worldview, Accel and Brentwood severally agree to advance to the Company the additional amount set forth opposite its respective name on Schedule I. Each advance of the Loan shall be made by wire transfer of immediately available funds to the account of the Company specified in Schedule II hereto. The Company's obligations to pay the Loan shall be evidenced by the Company's notes in substantially the form of Exhibit A (each a "NOTE", and
                                             ---------
collectively the "NOTES"). The Notes shall bear interest at a rate of 11% per
annum, which interest shall accrue daily but not compound.   Principal under
each Note will be due and payable on the earlier to occur of (i) the Closing hereunder and (ii) the date which is 150 days from the date of this Agreement, or such later date mutually agreed to by the Company and Two-Thirds in Interest (as hereinafter defined) of the Purchasers (the "FINAL MATURITY DATE"). Such Final Maturity Date may be accelerated as provided in the Notes.

          Section 1.3.1. Prepayment. Interest shall be due and payable on any prepayment of the Note, either in cash or, if at Closing at the Company's option, in shares of the Company's Series A Preferred Stock (valued at $80.00 per share).

          Section 1.3.2.  Application of Note Proceeds to Purchase Price.   At
the Closing, each Purchaser shall return its outstanding Note to the Company, and the Company shall cancel each Note and shall apply all amounts outstanding under each Note, together with all accrued and unpaid interest thereon, to the Purchase Price payable by the respective Purchaser. If either the Company or a Purchaser so elects, at the Closing the Company shall pay the accrued and unpaid interest payable on such Purchaser's Note in cash.

          Section 1.3.3. Warrants. On the date of this Agreement, upon its receipt of the Loan, the Company will issue to each of the Purchasers that has advanced its portion of the Loan a warrant (each a "WARRANT", and collectively, the "WARRANTS") to purchase the number of shares of Common Stock set forth opposite such Purchaser's name on Schedule I, in substantially the form of Exhibit G. On the date on which MeriTech advances to the Company its portion of
---------
the Loan, the Company will issue to MeriTech a Warrant to purchase the number of shares of Common Stock set forth opposite its name on Schedule I or on June 15, 1999, if Oak, Worldview, Accel and Brentwood shall make the additional advances on the Loan in lieu of MeriTech pursuant to Section 1.3, upon receipt of those advances the Company will issue to each of Oak, Worldview, Accel and Brentwood Warrants to purchase the additional number of shares of Common Stock set forth opposite its respective name on Schedule I under the designation "MeriTech Warrants."

     Section 1.4. The Closing. Unless this Agreement shall have been terminated pursuant to Section 6.1, and subject to the satisfaction or waiver of the conditions set forth in Article V, the consummation of the transactions contemplated hereby (the "CLOSING") will take place as promptly as practicable (and in any event within two business days) after satisfaction or waiver of the conditions set forth in Article V (the "CLOSING DATE"), at the offices of Ropes & Gray, 885 Third Avenue, New York, New York, unless another date, time or place is agreed to in writing by the Company and Two-Thirds in Interest of the Purchasers. At the Closing and subject to the conditions provided herein, the Company will deliver to each Purchaser a certificate, registered in such Purchaser's name, representing the number of Shares to be purchased by such Purchaser hereunder against payment of the aggregate purchase price therefor by cancellation of the Notes as described in Section 1.3 and by wire transfer of the remaining amount in immediately available funds to the Company's account as set forth on Schedule II hereto.


                                  ARTICLE II

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     Subject to Section 7.1 hereof, the Company hereby represents and warrants to the Purchasers that, except as set forth in the written disclosure schedule delivered simultaneously with the execution and delivery of this Agreement (the "COMPANY DISCLOSURE SCHEDULE"):

     Section 2.1. Organization and Qualification; Subsidiaries. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of

Delaware. Except as set forth in Schedule 2.1, each of the Company's subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Except as set forth in Schedule 2.1, each of the Company and each of its subsidiaries has the requisite corporate power and authority to own, lease, license, use or operate the properties it purports to own, operate, license, use or lease and to carry on its business as it is now being conducted and proposed to be conducted. Each of the Company and each of its subsidiaries is duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of its properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary, except for such failures to be so duly qualified or licensed and in good standing that do not constitute a Material Adverse Effect.

     Section 2.2. Certificate of Incorporation and By-Laws. The Company has heretofore made available to the Purchasers a complete and correct copy of its Certificate of Incorporation and By-Laws as most recently restated and subsequently amended to date. Except as set forth in Schedule 2.2, such Certificate of Incorporation and By-Laws, and the certificate of incorporation and by-laws (or equivalent organizational documents) of each of the Company's subsidiaries (the "COMPANY SUBSIDIARY DOCUMENTS"), are in full force and effect. Neither the Company nor any of its subsidiaries is in violation of any of the provisions of its Certificate of Incorporation or By-Laws or Company Subsidiary Documents, except for such violations as do not constitute a Material Adverse Effect.

     Section 2.3.  Capitalization.

          (a) The authorized capital stock of the Company consists of (i) 100,000,000 shares of common stock, $0.001 par value per share ("COMMON STOCK") and (ii) 10,000,000 shares of preferred stock, $0.001 par value per share. As of May 10, 1999, (i)(A) 1,000,000 shares of preferred stock were designated as series of Junior Preferred Stock, none of which were issued and outstanding, and (B) 27,200,699 shares of Common Stock were issued and outstanding, all of which are duly authorized, validly issued, fully paid and nonassessable, and no shares were held in treasury, (ii) 8,051,551 shares of Common Stock were reserved for future issuance pursuant to stock options ("STOCK OPTIONS") or other equity incentives granted or to be granted under the Company's Restated Equity Incentive Plan, as amended by the Company's Board of Directors (the "BOARD") subject to stockholder approval, the Company's 1996 Non-Employee Directors Automatic Stock Option Plan or the Company's 1997 Equity Incentive Plan for Non-Employee Directors (collectively, the "COMPANY STOCK OPTION PLANS"), (iv) 2,178,490 shares of Common Stock were reserved for future issuance upon the exercise of certain warrants set forth on Schedule 2.3, and (v) shares of Common Stock were
                           ------------
     reserved for future issuance from time to time as required pursuant to the Company's 401(k) Plan.

          (b) On or prior to the Closing Date, the Certificate of Designation (as hereinafter defined) will have been duly adopted and filed with the Secretary of State of Delaware and, on the Closing Date, shall be in full force and effect. On or prior to the Closing Date, the Company shall reserve for issuance the number of shares of Common Stock issuable upon the conversion of the Shares issued to the Purchasers pursuant to this Agreement. All shares of Common Stock issuable pursuant to the preceding sentence, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and non assessable. The Shares issued on the Closing Date will, upon payment of the Purchase Price therefor, be duly authorized, validly issued, fully paid and nonassessable.

          (c)  As of the date hereof, except as set forth in Schedule 2.3 or the
                                                             ------------
     Company SEC Reports, there are no options, warrants or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of the Company or any of its subsidiaries or obligating the Company or any of its subsidiaries to issue or sell any shares of capital stock of, or other equity interests in, the Company or any of its subsidiaries. All shares of Common Stock subject to issuance thereunder, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and non-assessable. Except as set forth in
     Schedule 2.3, there are no obligations, contingent or otherwise, of the Company or any of its subsidiaries to repurchase, redeem or otherwise acquire any shares of capital stock or the capital stock of any subsidiary or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any such subsidiary or any other entity other than guarantees of obligations of subsidiaries entered into in the ordinary course of business and except for the terms of the Company Stock Option Plans. Except as set forth in Schedule 2.3, all of the outstanding shares of capital stock of each of the Company's subsidiaries are duly authorized, validly issued, fully paid and nonassessable, and all such shares are beneficially owned by the Company or another subsidiary of the Company, free and clear of all security interests, liens, claims, pledges, agreements, limitations in the Company's voting rights, charges or other encumbrances of any nature whatsoever (collectively "LIENS").

          (d) Except as set forth in Schedule 2.3, there are no outstanding bonds, debentures, notes or other indebtedness or other securities of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which stockholders of the Company may vote.

          (e) Except for the Transaction Documents (as hereinafter defined) or as set forth in Schedule 2.3, the Company is not a party to any agreement or arrangement restricting the voting or transfer of any outstanding shares of the Common Stock or Preferred Stock of the Company.

          (f) Except as set forth in Schedule 2.3 or in the Transaction Documents and as provided by statutes of general application, there are no legal, contractual or other restrictions on the payment of dividends or other distributions or amounts on or in respect of any of the Common Stock or Preferred Stock of the Company.

          (g) Except as set forth in Schedule 2.3 or in the Transaction Documents, there are no agreements or arrangements to which the Company or any of its subsidiaries is a party pursuant to which the Company is or could be required to register shares of Common Stock or other securities under the Securities Act.

          (h) All outstanding shares of Common Stock and Preferred Stock of the Company were issued in compliance with the registration provisions of or were exempt from registration under applicable federal and state securities laws.

     Section 2.4.  Authority Relative to this Agreement and DGCL Section 203.

          (a) The Company has all necessary corporate power and authority to execute and deliver this Agreement, the Notes, the Registration Rights Agreement in the form of Exhibit F hereto among the Company and the Purchasers (the "REGISTRATION RIGHTS AGREEMENT"), the Standstill Agreement dated as of the date hereof among the Company and the Purchasers (the "STANDSTILL AGREEMENT"), and the Warrants (as defined in Section 6.3) (collectively, the "TRANSACTION DOCUMENTS"), and to perform its obligations under the Transaction Documents and to consummate the transactions contemplated thereby. The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate action, and no other corporate proceedings on the part of the Company are necessary to authorize or to consummate the transactions so contemplated (other than the adoption and filing of the Certificate of Designation and the approval of the Stock Purchase by the stockholders as contemplated herein). The Board has determined that it is advisable and in the best interest of the Company's stockholders for the Company to consummate the Stock Purchase upon the terms and subject to the conditions of this Agreement, and, except for Messrs. Fillat and Murray, who abstained, has unanimously recommended that the Company's stockholders approve and adopt this Agreement. Each of the Transaction Documents has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery by the Purchasers, constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except that
     (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights, (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, and (iii) the enforcement of the indemnification provisions contained in the Registration Rights Agreement are subject to applicable securities laws and principles of public policy.

          (b) The Board has taken all actions so that the restrictions contained in Section 203 of the Delaware General Corporation Law, as from time to time in effect, applicable to a "business combination" (as defined in Section 203) will not apply to the execution, delivery or performance of this Agreement by the interested stockholders (as defined in Section 203) or their consummation of the transactions contemplated hereby.

     Section 2.5.  No Conflict; Required Filings and Consents.

          (a) The Company has made available to the Purchasers copies of (i) all loan agreements, indentures, mortgages, pledges, conditional sale or title retention agreements, security agreements, equipment obligations, guaranties, standby letters of credit, equipment leases or lease purchase agreements to which the Company or any of its subsidiaries is a party or by which any of them is bound, each in a principal outstanding amount equal to or exceeding $2,000,000, but excluding any such agreement between the Company and its wholly-owned subsidiaries or between two or more wholly-owned subsidiaries of the Company; (ii) all contracts, agreements, commitments or other understandings or arrangements to which the Company or any of its subsidiaries is a party or by which any of them or any of their respective properties or assets are bound or affected, but excluding contracts, agreements, commitments or other understandings or arrangements entered into in the ordinary course of business and involving, in each case, aggregate payments or receipts by the Company or any of its subsidiaries of less than $2,000,000 in any single instance; and (iii) all agreements which, as of the date hereof, are required to be filed by the Company as "material contracts" with the Securities Exchange Commission ("SEC") pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the SEC's rules and regulations thereunder (the "EXCHANGE ACT") (collectively, the "MATERIAL CONTRACTS"). Schedule 2.5 sets forth a correct and complete list of the Material Contracts.

          (b) Except as set forth in Schedule 2.5, (i) neither the Company nor any of its subsidiaries has breached, is in default under, or has received written notice of any breach of or default under, any Material Contract,
     (ii) to the knowledge of the Company, no other party to any of the Material Contracts has breached or is in default of any of its obligations thereunder, and (iii) each of the Material Contracts is in full force and effect and constitutes a legal, valid and binding obligation of the parties thereto enforceable against such parties in accordance with its terms, except in any such case for breaches, defaults or failures to be in full force and effect that do not constitute a Material Adverse Effect. Except as set forth in Schedule 4.7, the execution and delivery of this Agreement by the Company does not, and the performance of this

     Agreement by the Company will not, constitute a breach of or default under any Material Contract, or require any consent pursuant to any Material Contract, except where the failure to obtain such consent does not constitute a Material Adverse Effect or materially adversely affect the Purchasers with respect to their rights under the Transaction Documents.

          (c) The execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not, (i) conflict with or violate the Certificate of Incorporation or By-Laws of the Company,
     (ii) conflict with or violate any federal, foreign, state or provincial law, rule, regulation, order, judgment or decree (collectively, "LAWS") applicable to the Company or any of its subsidiaries or by which its or any of their respective properties are bound or affected, or (iii) except as set forth on Schedule 4.7, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default under), or impair the Company's or any of its subsidiaries' rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the properties or assets of the Company or any of its subsidiaries pursuant to any Material Contract, except in any such case for any such conflicts, violations, breaches, defaults or other occurrences that do not constitute a Material Adverse Effect.

          (d) Except as set forth on Schedule 2.5, the execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company will not, require any consent, approval, authorization or permit of, or filing with or notification to, any federal, foreign, state or provincial governmental or regulatory authority except
     (i) for applicable requirements, if any, of the Securities Act, the Exchange Act, state securities laws ("BLUE SKY LAWS") and the pre-merger notification requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR ACT"), (ii) applicable requirements of the Communications Act (as hereinafter defined) and the FCC (as hereinafter defined), (iii) filing of the Certificate of Designation, and (iv) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay consummation of the Closing, or otherwise prevent or delay the Company from performing its obligations under this Agreement, or would not otherwise have a Material Adverse Effect.

     Section 2.6  Compliance.

          (a) Neither the Company nor any of its subsidiaries is in conflict with, or in default or violation of, (i) any Law applicable to the Company or any of its subsidiaries or by which its or any of their respective properties are bound or affected or (ii) any

     Material Contract, except for any such conflicts, defaults or violations which do not constitute a Material Adverse Effect.

          (b) Each of the Company and its subsidiaries has filed or caused to be filed with each applicable Governmental Body all reports, applications, documents, instruments and information required to be filed by it pursuant to all applicable laws, rules, regulations, ordinances, judgment, decrees, rulings, orders, awards, injunctions, recommendations or other official actions of any Governmental Body, other than those as to which the failure to file do not constitute a Material Adverse Effect.

     Section 2.7.  SEC Filings; Financial Statements.

          (a) The Company has filed with the Securities and Exchange Commission all reports, schedules, forms, statements and other documents required by the Securities Act or the Exchange Act to be filed by the Company since January 1, 1998 as filed on or before the date of this Agreement (collectively, and in each case including all exhibits and schedules thereto and documents incorporated by reference therein the "COMPANY SEC REPORTS"). Schedule 2.7 sets forth a list of all Company SEC Reports. As of their respective dates (except if revised or superseded by a subsequent filing on or before the date of this Agreement, as of such date), the Company SEC Reports (including the financial statements included therein)
     (i) complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations thereunder, and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company has filed with the Securities and Exchange Commission as exhibits to the Company SEC Reports all agreements, contracts and other documents or instruments required to be so filed, and such exhibits are in all material respects true and complete copies of such agreements, contracts and other documents or instruments, as the case may be (subject to any confidential treatment requests allowing excision of confidential information from the publicly filed document). None of the subsidiaries of the Company is required to file any reports, schedules, statements or other documents with the Securities and Exchange Commission.

          (b) The consolidated balance sheets of the Company and its consolidated subsidiaries as of each of December 31, 1998 and March 31, 1999 and the related consolidated statements of income (loss) and stockholders' equity and cash flows for the 12 month period and three month period then ended, true and complete copies of which have been delivered to the Purchasers, fairly present the consolidated financial position of the Company and its consolidated subsidiaries as of their respective dates and their consolidated results of operations and cash flows for the respective periods then ended, in accordance with U.S. generally accepted accounting principles applied on a consistent basis except as described in the footnotes to the financial statements or as disclosed in Schedule 2.7.

          (c) The Company has made available to the Purchasers copies of each management letter delivered to any of the Company and its subsidiaries by PricewaterhouseCoopers LLP in connection with the financial statements referred to in this Section 2.7 or relating to any review by them of the internal controls of the Company and its subsidiaries during the twelve months ended December 31, 1998 or thereafter, and has made available for inspection for the twelve month period ended December 31, 1998 and, subject to the approval of PricewaterhouseCoopers LLP, after the date of this Agreement will make available for inspection all reports and working papers produced or developed by them or management in connection with their examination of those financial statements and the other financial statements for the three years then ended, as well as all such reports and working papers for prior periods for which any liability of any of the Company and its subsidiaries for Taxes (as hereinafter defined) has not been finally determined or barred by applicable statutes of limitation.

          (d) Since January 1, 1998, to the knowledge of the Company, there has been no material disagreement (within the meaning of Item 304(a)(1)(iv) of Regulation S-K under the Securities Act) between the Company and its independent accountants with respect matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures which if not resolved to the satisfaction of such accountant would cause it to make a reference to the subject matter of the disagreements in connection with its report.

     Section 2.8.  Absence of Certain Changes or Events.  Except as set forth in
Schedule 2.8 or in the Company SEC Reports or as contemplated by this Agreement, since December 31, 1998, the Company has conducted its business in the ordinary course and there has not occurred: (a) any Material Adverse Effect; (b) any amendments or changes in the Certificate of Incorporation or By-Laws of the Company; (c) any damage to, destruction or loss of any asset of the Company (whether or not covered by insurance) that could reasonably be expected to have a Material Adverse Effect; (d) any material change by the Company in its accounting methods, principles or practices; (e) any material revaluation by the Company of any of its assets, including, without limitation, writing down the value of inventory or writing off notes or accounts receivable other than in the ordinary course of business; or (f) any sale of a material amount of property of the Company or any of its subsidiaries, except in the ordinary course of business.

     Section 2.9. No Undisclosed Liabilities. Except as set forth in the Company SEC Reports or on Schedule 2.9, neither the Company nor any of its subsidiaries has any liabilities (absolute, accrued, contingent or otherwise), except liabilities (a) in the aggregate adequately provided for in the Company's audited balance sheet (including any related notes thereto) for the fiscal year ended December 31, 1998 included in the Company SEC Reports (the "1998

COMPANY BALANCE SHEET"), (b) incurred in the ordinary course of business and not required under U.S. generally accepted accounting principles to be reflected on the 1998 Company Balance Sheet, (c) incurred since December 31, 1998 in the ordinary course of business consistent with past practice, (d) incurred in connection with this Agreement, or (e) which do not constitute a Material Adverse Effect.

     Section 2.10. Absence of Litigation. There are no claims, actions, suits, proceedings or investigations pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries, or any properties or rights of the Company or any of its subsidiaries, before any federal, foreign, state or provincial court, arbitrator or administrative, governmental or regulatory authority or body that could reasonably be expected to have a Material Adverse Effect.

     Section 2.11.  Employee Benefit Plans.  Except as set forth in Schedule
2.11 and in the Company SEC Reports:

          (a) The Company and its subsidiaries are not and have not been required to contribute to any employee benefit plan or any other profit sharing, stock option, stock purchase, stock appreciation, deferred compensation, severance, or other material plan or arrangement for the benefit of the Company, its subsidiaries and current or former directors, officers, or employees (collectively "EMPLOYEE PLANS").

          (b) None of the Company and its subsidiaries has incurred, or has any reason to expect that it will incur, any liability to the Pension Benefit Guaranty Corporation (other than premium payments) or otherwise under Title IV of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (including any withdrawal liability) or under the Internal Revenue Code of 1986, as amended (the "CODE") with respect to any such employee benefit plan which is an employee pension benefit plan.

          (c) Each Employee Plan maintained by the Company is, and has been at all times, maintained and operated in compliance with all statutes, orders or governmental rules or regulations, including but not limited to ERISA, the Code and applicable federal or state securities laws, and any and all collective bargaining agreements and other contracts applicable thereto and there have been no acts or omissions by the Company, its subsidiaries or its officers which have given rise to or could reasonably be expected to give rise to fines, penalties, taxes or related charges or liability under ERISA or the Code, except where such charges and liabilities do not constitute a Material Adverse Effect.

          (d) All plans and related trusts that are intended to qualify under Sections 401(a) and 501(a) of the Code, have been determined by the Internal Revenue Service to be so qualified, and copies of such determination letters have been made available to the Purchasers.

     Section 2.12. Proxy Statement. The information supplied by the Company for inclusion in the proxy statement to be sent to the stockholders of the Company in connection with the meeting of the stockholders of the Company to consider the sale of the Shares (the "STOCKHOLDERS MEETING") (such proxy statement as amended or supplemented is referred to herein as the "PROXY STATEMENT"), will not, on the date the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to stockholders or at the time of the Stockholders Meeting, contain any untrue statement of a material fact, or shall omit to state any material fact necessary in order to make the statements made therein not false or misleading, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Stockholders Meeting which has become false or misleading. If at any time prior to the Closing Date any event relating to the Company or any of its affiliates, officers or directors should be discovered by the Company which is required to be set forth in a supplement to the Proxy Statement, the Company shall promptly inform the Purchasers and shall amend such Proxy Statement to correct such omission. Notwithstanding the foregoing, the Company makes no representation or warranty with respect to any statement or omission based on information supplied by the Purchasers which is contained in any of the foregoing documents.

     Section 2.13.  Title to Property.

          (a) Except as set forth in Schedule 2.13 or in the Company SEC Reports, the Company and each of its subsidiaries have good and marketable title to all of their properties and assets, free and clear of all liens, charges and encumbrances, except liens for taxes not yet due and payable and such liens or other imperfections of title which do not constitute a Material Adverse Effect; and, to the knowledge of the Company, all leases pursuant to which the Company or any of its subsidiaries lease from others material amounts of real or personal property, are in good standing, valid and effective in accordance with their respective terms, and there is not, to the knowledge of the Company, under any of such leases, any existing default or event of default (or event which with notice or lapse of time, or both, would constitute a default), except where such default or event of default does not constitute a Material Adverse Effect.

          (b) All tangible Company properties are in such condition and repair, and are suitable, sufficient in amount, size and type and so situated, as is appropriate and adequate for the uses for which they are used and intended and to carry on the business of the Company or such subsidiary, as the case may be, as now conducted.

     Section 2.14. Restrictions on Business Activities. Except as set forth in the Company SEC Reports or on Schedule 2.14, to the Company's knowledge, there is no agreement, judgment, injunction, order or decree binding upon the Company or any of its subsidiaries which has or could reasonably be expected to have the effect of prohibiting or impairing any business practice of the Company or any of its subsidiaries, acquisition of property by the Company or any of its subsidiaries or the conduct of business by the Company or any of its subsidiaries as currently conducted or as proposed to be conducted by the Company, except for any prohibition or impairment as does not constitute a Material Adverse Effect.

     Section 2.15.  Taxes.

          (a) For purposes of this Agreement, "TAX" or "TAXES" shall mean taxes, fees, levies, duties, tariffs, imposts, and governmental impositions or charges of any kind in the nature of (or similar to) taxes, payable to any federal, state, local or foreign taxing authority, including (without limitation) (i) income, franchise, profits, gross receipts, ad valorem, net worth, value added, sales, use, service, real or personal property, special assessments, capital stock, license, payroll, withholding, employment, social security, workers' compensation, unemployment compensation, utility, severance, production, excise, stamp, occupation, premiums, windfall profits, transfer and gains taxes, and (ii) interest, penalties, additional taxes and additions to tax imposed with respect thereto; and "TAX RETURNS" shall mean returns, reports, and information statements with respect to Taxes required to be filed with the Internal Revenue Service or any other federal, foreign, state or provincial taxing authority, domestic or foreign, including, without limitation, consolidated, combined and unitary tax returns.

          (b) Except as set forth in the Company SEC Reports: (i) The Company and its subsidiaries have filed all Tax Returns required to be filed by them, except where the failure to file a Tax Return does not constitute a Material Adverse Effect and (ii) the Company and its subsidiaries have paid all Taxes covered by such Tax Returns and have paid all other Taxes as are due, except those with respect to which the Company is maintaining adequate reserves, unless the failure to do so does not constitute a Material Adverse Effect. Except as set forth in the Company SEC Reports or except as does not involve or would not result in liability to the Company or any of its subsidiaries that could reasonably be expected to have a Material Adverse Effect: (i) there are no tax liens on any assets of the Company or any subsidiary thereof; and (ii) neither the Company nor any of its subsidiaries has granted any waiver of any statute of limitations with respect to, or any extension of a period for the assessment of, any Tax. The accruals and reserves for Taxes (including deferred taxes) reflected in the 1998 Company Balance Sheet are in all material respects adequate to cover all Taxes required to be accrued through the date thereof (including interest and penalties, if any, thereon and Taxes being contested) in accordance with U.S. generally accepted accounting principles.

     Section 2.16. Environmental Matters. Except in all cases as, in the aggregate, do not constitute a Material Adverse Effect, and except for any matters as to which remediation efforts have been completed, the Company and each of its subsidiaries to the Company's knowledge: (i) have obtained all franchises, grants, authorizations, licenses, permits, consents, approvals and orders ("APPROVALS") which are required to be obtained under all applicable federal, state, foreign or local laws or any regulation, code, plan, order, decree, judgment, notice or demand letter issued, entered, promulgated or approved thereunder relating to pollution or protection of the environment, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, or hazardous or toxic materials or wastes into ambient air, surface water, ground water, or land or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants or hazardous or toxic materials or wastes by the Company or its subsidiaries or their respective agents ("ENVIRONMENTAL LAWS");
(ii) each of such Approvals is in full force and effect and each of the Company and each of its subsidiaries in compliance with all terms and conditions of such required Approvals and also is in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in applicable Environmental Laws; (iii) as of the date hereof, are not aware of nor have received notice of any past or present violations of Environmental Laws or any event, condition, circumstance, activity, practice, incident, action or plan which is reasonably likely to interfere with or prevent continued compliance with or which would give rise to any common law or statutory liability, or otherwise form the basis of any claim, action, suit or proceeding, against the Company or any of its subsidiaries based on or resulting from the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling, or the emission, discharge or release into the environment, of any pollutant, contaminant or hazardous or toxic material or waste; and (iv) have taken all actions necessary under applicable Environmental Laws to register any products or materials required to be registered by the Company or its subsidiaries (or any of their respective agents) thereunder.

     Section 2.17.  Intellectual Property.

          (a) To its knowledge, the Company, directly or indirectly, owns, or is licensed or otherwise possesses (or has applied for), legally enforceable rights to use, all copyrights, uncopyrighted works, trademarks, trademark rights, service marks, trade names, trade name rights, patents, patent rights, unpatented inventions, licenses, permits, trade secrets, know-how, inventions, computer software, seismic data and intellectual property rights and other proprietary rights together with applications and licenses for any of the foregoing (the "COMPANY INTELLECTUAL PROPERTY RIGHTS"), except where the failure to so own, be licensed or otherwise possess legally enforceable rights to use does not constitute a Material Adverse Effect.

          (b) No claims with respect to the Company Intellectual Property Rights have been asserted or, to the knowledge of the Company, are threatened by any person, that reasonably would be expected to have a Material Adverse Effect on the Company or any of its subsidiaries, (i) to the effect that the manufacture, sale, licensing or use of any of the products of the Company or any of its subsidiaries as now manufactured, sold or licensed or used or currently proposed for manufacture, use, sale or licensing by the Company or any of its subsidiaries infringes on any copyright, patent, trademark, service mark or trade secret, (ii) against the use by the Company or any of its subsidiaries of any material trademarks, service marks, trade names, trade secrets, copyrights, patents, technology, know-how or computer software programs and applications used in the business of the Company and its subsidiaries as currently conducted, or (iii) challenging the ownership, validity or effectiveness of any of the Company Intellectual Property Rights. All registered trademarks, service marks and copyrights held by the Company are valid and subsisting. To the knowledge of the Company, there is no unauthorized use, infringement or misappropriation of any of the Company Intellectual Property Rights by any third party, including any employee or former employee of the Company or any of its subsidiaries, which could reasonably be expected to have a Material Adverse Effect. No Company Intellectual Property Right or product of the Company or any of its subsidiaries is subject to any outstanding decree, order, judgment, or stipulation restricting in any manner the licensing thereof by the Company or any of its subsidiaries.

          (c) To the best of the Company's knowledge, none of the hardware or software currently owned, leased or licensed by the Company and used or proposed to be used in the business and operations of any of the Company and its subsidiaries contains imbedded logic or code that will fail to recognize the year 2000 as such, or that might fail or cause other hardware or software to cease to perform according to specifications or to the needs of the business of the Company or the subsidiary, as the case might be, by reason of the date change after December 31, 1999, except where such condition does not constitute a Material Adverse Effect.

     Section 2.18. Certain Agreements of Officers and Employees. To the Company's knowledge, no employee of the Company is, or is now expected to be, in violation of any term of any employment contract, patent disclosure agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant relating to the right of any such officer or employee to be employed by the Company because of the nature of the business conducted or to be conducted by the Company or relating to the use of trade secrets or propri etary information of others.

     Section 2.19. Regulatory Matters Except to the extent as would not have a Material Adverse Effect and except as set forth in Schedule 2.19:

          (a) The Company and its subsidiaries are in compliance with the Communications Act of 1934, as amended by the Telecommunications Act of 1996 (the "COMMUNICATIONS ACT") and with all applicable rules, regulations and policies of the Federal Communications Commission (the "FCC").

          (b) Schedule 2.19 sets forth a complete and accurate list of all licenses (the "FCC LICENSES") granted to the Company and its subsidiaries by the FCC. All the FCC Licenses are currently valid and in full force and effect and the Company and its subsidiaries have met material applicable construction or build-out regulations required to be met as of this date for each of the FCC Licenses. Neither the Company nor any of its subsidiaries has received any notification of an investigation, violation or forfeiture, any notice of apparent liability, or any other order or complaint issued by or before any court or governmental body, including the FCC that could in any manner threaten or adversely affect the validity, continued effectiveness, material terms, or likelihood of renewal of any of the FCC Licenses, nor to the knowledge of the Company is any such action threatened. Neither the Company nor any of its subsidiaries has knowledge of any other proceedings (other than proceedings relating to the wireless communications or 38 GHz industries generally) that could in any manner threaten or adversely affect the validity, continued effectiveness, material terms, or likelihood of renewal of any of the FCC Licenses.

          (c) No event has occurred or failed to occur which (i) results in, or after notice or lapse of time or both would result in, revocation, suspension, adverse modification, non-renewal, impairment, restriction or termination of, or order of forfeiture with respect to, any FCC License or
     (ii) adversely affects or could reasonably be expected in the future to adversely affect any of the rights of the Company or any of its subsidiaries thereunder except for legislation or rule making of general applicability.

          (d) The Company and its subsidiaries have duly filed in a timely manner all filings, reports, applications, documents, instruments and information required to be filed by them under the Communications Act or the applicable rules, regulations and policies of the FCC, and all such filings are true, correct and complete in all material respects.

          (e) Neither the Company nor any of its subsidiaries has any reason to believe that any of the FCC Licenses will not be renewed in the ordinary course.

     Section 2.20. Rank of Notes. The Notes rank and will rank on a parity in right of payment with all senior indebtedness of the Company outstanding on the date hereof or that may be incurred hereafter.

     Section 2.21. Interested Party Transactions. Except as contemplated by this Agreement or as set forth on Schedule 2.21, since December 31, 1998, no event has occurred that would be required to be reported as a Certain Relationship or Related Transaction pursuant to Item 404 of Regulation S-K promulgated by the SEC.

     Section 2.22. Insurance. The Company and its subsidiaries maintain in full force and effect insurance policies with reputable insurance carriers. Such policies provide adequate coverage for all normal risks incident to the business of the Company and its subsidiaries and their respective properties and assets and are in character and amount similar to that carried by entities engaged in similar businesses and subject to the same or similar perils or hazards, except as do not constitute a Material Adverse Effect.

     Section 2.23. Brokers. No broker, finder or investment banker (other than Morgan Stanley & Co. Incorporated ("MORGAN STANLEY"), the fees and expenses of which will be paid by the Company) is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company or its subsidiaries or affiliates. The Company has heretofore made available to the Purchasers a complete and correct copy of all agreements between the Company and Morgan Stanley pursuant to which such firm would be entitled to any payment relating to the transactions contemplated hereunder.

     Section 2.24. Disclosure. This agreement including the schedules and exhibits hereto and the certificates delivered hereunder does not, and at Closing will not, contain any untrue statement of a material fact, or omit to state a material fact necessary to make the statements herein, in light of the circumstances under which they were made, not misleading. With respect to projections contained in the Business Strategy Plan (as hereinafter defined), the Company notes that actual results may vary materially from the projections and represents only that such projections were prepared in good faith and are based on a set of assumptions believed by the Company to be reasonable as of the date hereof.

     Section 2.25. Securities Laws. Assuming that each of the Purchaser's representations and warranties contained in Article III hereof are, and continue to be at the Closing Date and at the date of exercise of the Warrants, true and correct, the issuance and sale of the Notes and the Warrants are as of the date hereof, and the issuance and sale of the Shares on the Closing Date will be, and the issuance of the shares of Common Stock upon conversion of the Preferred Stock will be, exempt from the registration and prospectus delivery requirements of the Securities Act and from registration and qualification under applicable Blue Sky Laws.

     Section 2.26. Acquiring Person. Assuming that each of the Purchaser's representations and warranties contained in Article III hereof are at the Closing Date true and correct, at the Closing Date no Purchaser will constitute an Acquiring Person as defined in the Rights Agreement dated as of June 20, 1997 between the Company and BankBoston, NA as Rights Agent.

     Section 2.27. Acceleration. Except as set forth on Schedule 2.27, the execution and performance of this Agreement will not in and of itself result in the acceleration of the vesting of any options issued by the Company or the payments by the Company to any employee, officer or director.

     Section 2.28. Board of Directors. Schedule 2.28 sets forth the Company's directors as of the date hereof, and the nominating class of each such director.


                                  ARTICLE III

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

     Subject to Section 7.1 hereof, each of the Purchasers severally represents and warrants to the Company that:

     Section 3.1. Organization. Such Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with all requisite power and authority to own, lease and operate its properties and to conduct its business as now being conducted.

     Section 3.2. Due Authorization. Such Purchaser has all right, power and authority to enter into this Agreement, the Registration Rights Agreement and the Standstill Agreement and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement, the Registration Rights Agreement and the Standstill Agreement by such Purchaser and the consummation by such Purchaser of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on behalf of such Purchaser. Each of this Agreement, the Registration Rights Agreement and the Standstill Agreement has been duly executed and delivered by such Purchaser and constitutes the valid and binding agreement of such Purchaser enforceable in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights, (ii) the remedy of specific performance and injunctive and other form of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, and (iii) the enforcement of the indemnification provisions contained in the Registration Rights Agreement are subject to applicable securities laws and principles of public policy.

     Section 3.3. Acquisition for Investment. Such Purchaser is acquiring the Shares being purchased by it for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, and such Purchaser has no present intention or plan to effect any distribution of Shares other than pursuant to Rule 144A under the Securities Act or in an offering registered under the Securities Act. Such Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to any of the Shares.

     Section 3.4. Brokers or Finders. No agent, broker, investment banker or other firm or Person acting on behalf of such Purchaser, including any of the foregoing that is an affiliate of such Purchaser, is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement.

     Section 3.5. Accredited Investor. Such Purchaser is an "accredited investor" within the meaning of Regulation D under the Securities Act.

     Section 3.6. Financial Condition. Such Purchaser's financial condition is such that it is able to bear the risk of holding the Shares for an indefinite period of time and can bear the loss of its entire investment in the Shares.

     Section 3.7. Experience. Such Purchaser has such knowledge and experience in financial and business matters and in making high risk investments of this type that it is capable of evaluating the merits and risks of the purchase of Shares.

     Section 3.8. Non-U.S. Ownership. To the knowledge of such Purchaser, except as set forth on Schedule 3.8, the percentage of the capital stock or ownership or voting interests of such Purchaser that, for purposes of Section 3.10(b) of the Communications Act is owned or voted, directly or indirectly, beneficially or otherwise, by foreign entities or persons, does not exceed 25%.

     Section 3.9. Beneficial Ownership. Each Purchaser that is a party to the Standstill Agreement represents that as of the date hereof it has not entered into any agreement, other than the "Stockholders Agreement" (as defined in the Standstill Agreement) and the Transaction Documents, with respect to the acquisition, voting or disposition of the Shares with any party.

     Section 3.10. Affiliates. Except for securities such Purchaser has agreed to purchase hereunder or as set forth on Schedule III, such Purchaser does not beneficially own, directly or indirectly, beneficially, any of the Company's capital stock.

     Section 3.11. Proxy Statement. The information supplied by such Purchaser in writing specifically for inclusion in the Proxy Statement will not, on the date the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to stockholders or at the time of the Stockholders Meeting, contain any untrue statement of a material fact, or shall omit to state any material fact necessary in order to make such information not false or misleading. If at any time prior to the Closing Date any event relating to such Purchaser or any of its affiliates, officers or directors should be discovered by such Purchaser which is required to be set forth in a supplement to the Proxy Statement, such Purchaser shall promptly inform the Company.

                                  ARTICLE IV

                             ADDITIONAL AGREEMENTS

     The Company and each of the Purchasers severally agree that:

     Section 4.1. HSR Act. As promptly as practicable after the date of the execution of this Agreement, the Company, those Purchasers required by law to file and all other necessary parties shall file notifications under and in accordance with the HSR Act in connection with the Stock Purchase and the transactions contemplated hereby and shall respond as promptly as practicable to any inquiries and requests received (i) from the Federal Trade Commission (the "FTC") and the Antitrust Division of the Department of Justice (the "ANTITRUST DIVISION") for additional information or documentation or (ii) from any State Attorney General or other governmental authority in connection with antitrust matters.

     Section 4.2. Proxy Statement. Unless the Closing is to occur without a vote of the Company's stockholders, the Company shall use its best efforts, to prepare and file with the SEC as promptly as possible preliminary proxy materials seeking stockholder approval of the Stock Purchase (the "PROXY
STATEMENT").   The Purchasers shall use their best efforts to furnish the
Company such information about the Purchasers and the directors proposed by the Purchasers as may be necessary to prepare and file the definitive Proxy
Statement on such schedule.   As promptly as practicable after comments are
received from the SEC thereon and after the furnishing by the Company and the Purchasers of all information required to be contained therein, the Company shall use its reasonable best efforts to mail the Proxy Statement to its stockholders, as soon thereafter as practicable. The Proxy Statement shall include the recommendation of the Board in favor of the Stock Purchase, subject to Section 4.4.

     Section 4.3. Stockholders Meeting. Unless the Closing is to occur without a vote of the Company's stockholders, the Company shall call and hold its Stockholders Meeting as promptly as practicable and in accordance with applicable laws for the purpose of voting upon the approval of the Stock Purchase. Except as contemplated by Section 4.4, the Company shall use all reasonable efforts to solicit from its stockholders proxies in favor of adoption of this Agreement and approval of the transactions contemplated hereby and shall take all other action necessary or advisable to secure the vote or consent of stockholders to obtain such approvals.

     Section 4.4. Alternative Transactions. The Company shall not, or permit any of its officers, directors, employees, financial advisors and other representatives on behalf of the Company to:

               (1) enter into any agreement or other arrangement with respect to, or take any other action to effect, any Alternative Transaction (as hereinafter defined);

               (2) solicit, initiate or encourage (including, without limitation, by way of furnishing information), or take any other action to facilitate, any inquiry or the making of any proposal to any of the Company, its subsidiaries and its stockholders from any person which constitutes, or may reasonably be expected to lead to, a proposal with respect to an Alternative Transaction with respect to any of the Company and its subsidiaries, or endorse any Alternative Transaction; or

               (3) continue, enter into or participate in any activities, discussions or negotiations regarding any of the foregoing, or furnish to any other person any information with respect to the business, properties, operations, prospects or condition (financial or otherwise) of any of the Company and its subsidiaries or any of the foregoing, or otherwise cooperate in any way with, or assist or participate in, facilitate or encourage, any effort or attempt by any other person to do or seek to do any of the foregoing;

provided, that this Section 4.4 shall not prohibit (i) the Company from (A)
--------
furnishing to any person that has made an unsolicited, bona fide written proposal with respect to an Alternative Transaction information concerning the Company and its subsidiaries and the business, properties, operations, prospects or condition (financial or otherwise) of the Company and its subsidiaries or (B) engaging in discussions or negotiations with such person that has made such written proposal with respect to an Alternative Transaction, (ii) following receipt of such written proposal with respect to an Alternative Transaction, the Company from taking and disclosing to its stockholders a position contemplated by Rule 14e-2(a) under the Exchange Act, (iii) following receipt of such written proposal with respect to an Alternative Transaction, the Board from withdrawing or modifying the Board's approval of the Stock Purchase, or (iv) the Board from recommending that the stockholders of the Company accept and approve such proposal with respect to an Alternative Transaction or authorizing, recommending or proposing an agreement with respect to such written proposal; provided,
                                                                 --------
however, that the Company or the Board, as the case may be, shall (w) take any
-------
action referred to in the preceding clause (iv) only after the Company gives the Purchasers two business days advance notice of its intention to take any such action, (x) take any action referred to in the preceding clauses (i), (iii) and
(iv) above only after the Board (after having consulted with its financial advisors) concludes in good faith that any proposed Alternative Transaction referred to in such clauses offers terms more favorable to the Company and its stockholders from a financial point of view than the Investment (including arrangements under the Commercial Agreements), taking into account (A) the terms and conditions of the proposed Alternative Transaction and this Agreement (including the other Transaction Documents and the Commercial Agreements), respectively, (B) all other legal, financial, regulatory and other aspects of such proposed Alternative Transaction and the Investment (including arrangements under the Commercial Agreements), (C) the identity of the person proposing such Alternative Transaction, (D) the Board's determination of whether such proposed Alternative Transaction is reasonably capable of being completed and (E) whether financing for such proposed Alternative Transaction, to the extent required, as reasonably determined by the Board of Directors, will be available (an

Alternative Transaction meeting the forgoing criteria on its most recently amended or modified terms, if amended or modified, a "Superior Proposal"), and only if in the good faith opinion of the Board (based upon an opinion of the Company's outside counsel) to do so is required in the exercise of the directors' fiduciary duties and (y) furnish to the person making such Superior Proposal any information referred to in the preceding clause (i) only if both
(A) the Company then promptly furnishes such information to the Purchasers, or shall have previously furnished such information to the Purchasers, and (B) such information shall be so furnished to such person pursuant to a confidentiality agreement no less favorable to the Company then the terms of the Confidentiality Agreement referred to in Section 4.6 and (z) shall take any action referred to in the preceding clauses (i), (ii) and (iii) only if the Board of Directors of the Company shall promptly thereafter, by written notice delivered to the Purchasers, inform the Purchasers of its intention to take such action. The Company will promptly notify the Purchasers if any person makes any proposal, offer, inquiry, or contact with respect to any of the foregoing. The Company shall cease and cause to be terminated any existing activities, discussions or negotiations with all persons (other than the Purchasers or any affiliate of, or any person acting in concert with, the Purchasers) conducted on or before the date of this Agreement with respect to any Alternative Transaction. The Company shall inform the persons referred to in the first sentence of this Section 4.4 of the obligations undertaken by it in this Section 4.4.

     Section 4.5. Access to Information. Upon reasonable notice and subject to restrictions contained in confidentiality agreements to which such party is subject (from which such party shall use reasonable efforts to be released), the Company shall (and shall cause each of its subsidiaries to) afford to the officers, employees, accountants, counsel and other representatives of the Purchasers, reasonable access, during the period from the date hereof until the Closing Date, to all of its properties, books, contracts, commitments and records and, during such period, the Company shall (and shall cause each of its subsidiaries to) furnish promptly to the Purchasers and the officers, employees, accountants, counsel and other representatives of the Purchasers, all information concerning its business, properties and personnel as the Purchasers may reasonably request, and shall make available to the Purchasers the appropriate individuals (including attorneys, accountants and other professionals) for discussion of the Company's business, properties and personnel as the Purchasers may reasonably request. Each party shall keep such information confidential in accordance with the terms of Section 4.6 hereof.

     Section 4.6. Confidentiality. It is understood by each of the Purchasers that the information, documents and instruments delivered to such Purchaser directly or indirectly by the Company or its agents and the information, documents and instruments delivered to the Company by the Purchasers or their respective agents are of a confidential and proprietary nature (the "confidential information"). Each of the parties hereto agrees that both prior and subsequent to the Closing it will maintain the confidentiality of all such confidential information delivered to it by each of the other parties hereto or their agents in connection with the negotiation of this Agreement or in compliance with the terms, conditions and covenants hereof and will only disclose such confidential information to its duly authorized officers, partners, directors, representatives and agents. The term "confidential information" does not include any information that (i) at the time of disclosure or thereafter is generally available to and known by the public (other than as a result of its disclosure directly or indirectly by a Purchaser or one of its agents), (ii) was available to such Purchaser on a non-confidential basis from a source other than the Company or its advisors, provided that such source is not and was not bound by a confidentiality agreement regarding the Company, or (iii) has been independently acquired or developed by such Purchaser without violation of any obligations under this section. Each of the parties hereto further agrees that if the transactions contemplated hereby are not consummated, it will return all such documents and instruments and all copies thereof in its possession to the other party to this Agreement. Each of the parties hereto recognizes that any breach of this Section
4.6 would result in irreparable harm to the other parties to this Agreement and their affiliates and that therefore either the Company or the Purchasers, as the case may be, shall be entitled to seek an injunction to prohibit any such breach or anticipated breach, without the necessity of posting a bond, cash or otherwise, in addition to all of their other legal and equitable remedies. Nothing in this Section 4.6, however, shall prohibit the use of such confidential information as in the opinion of the Company's counsel or any Purchaser's counsel are required by law or governmental regulations or judicial process; provided, however, that no such disclosure shall be made without reasonable notice to the party that is the source of such confidential information.

     Section 4.7. Consents; Approvals. The Company shall use commercially reasonable efforts to obtain all consents, waivers, approvals, authorizations or orders required in connection with the execution of this Agreement and the consummation of the transactions contemplated hereby (including, without limitation, (i) consents under the agreements set forth on Section 4.7 of the Company's Disclosure Schedule and (ii) all United States and foreign governmental and regulatory rulings and approvals), and the Company shall make all filings (including, without limitation, all filings with United States and foreign governmental or regulatory agencies) required in connection with the authorization, execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby, in each case as promptly as practicable. The Company and the Purchasers shall furnish promptly all information required to be included in the Proxy Statement or for any application or other filing to be made pursuant to the rules and regulations of any United States or foreign governmental body in connection with the transactions contemplated by this Agreement. The Company also shall use commercially reasonable efforts to obtain all necessary permits and approvals required under applicable Blue Sky Laws to carry out the transactions contemplated hereby and shall furnish all information as may be reasonably requested in connection with any such action. Nothing in this Section 4.6 or any other provision of any Transaction Document shall require any Purchaser to sell or otherwise dispose of any substantial amount of the assets of any of the Purchasers and their respective subsidiaries, whether as a condition to obtaining any consent, waiver, approval, authorization or order from a Governmental Body or any other person or for any other reason.

     Section 4.8. Public Announcements. The Purchasers and the Company shall consult with each other before issuing any press release or public statement or making any filing with respect to the Stock Purchase or this Agreement and shall not issue any such press release or make any such public statement or filing without the prior consent of the other party, which consent shall not be unreasonably withheld; provided, however, that a party may, without the prior consent of the other party, issue such press release or make such public statement or filing as may upon the advice of counsel be required by law or the rules and regulations of the Nasdaq National Market ("NASDAQ"), if it has used all reasonable efforts to consult with the other party prior thereto, and shall promptly notify the other parties hereto thereof.

     Section 4.9. Listing. The Company shall use its best efforts to (i) continue the quotation of its Common Stock on the Nasdaq during the term of this Agreement and for so long as any of the Shares are outstanding and (ii) to file all forms, accompanied by the appropriate fee, to include the shares of Common Stock into which the Shares are convertible and for which the Warrants may be exercisable, in the Common Stock listed for quotation.

     Section 4.10. Board of Directors. The Certificate of Designation provides for up to two directors to be elected by class vote of the holders of Preferred Stock. For so long as the Purchasers or their permitted assignees have a right under the Certificate of Designation to elect one or more directors, this
Section 4.10 shall govern the mechanism of their election, and is to operate in conformity with, rather than in addition to, the Certificate of Designation. At such time as such provisions in the Certificate of Designation no longer apply, the provisions of this Section 4.10 shall determine the Company's obligations with regard to the nomination of directors representing the Purchasers.

          (a) On the day after the Closing Date the Company shall take all necessary action to elect two nominees of the Purchasers to the Company's Board as provided in the Certificate of Designation. No later than the Closing Date, each of U.S. Telesource, Inc. ("TELESOURCE") and Oak shall provide to the Company one nominee's name (the "TELESOURCE NOMINEE" and the "OAK NOMINEE", respectively, and together the "NOMINEES") as soon as practicable after the Closing. The Telesource Nominee shall be elected to the class of directors whose current term expires in 2000 (the "CLASS II") and the Oak Nominee shall be elected to the class of directors whose current term expires in 2001 ("CLASS I").

          (b) The Company agrees to take the following action regarding ongoing representation on the Board of Directors:

               (i) Until the date that Telesource and its affiliates no longer own a number of shares of Preferred Stock and Common Stock greater than or equal to one-quarter of the number of shares of Preferred Stock issued to Telesource on the Closing Date (or Common Stock into which such Preferred Stock was convertible), Telesource will have the right to nominate the Telesource Nominee for a Class II director upon each regular election of such class of directors. Such number of shares shall be appropriately adjusted to reflect stock splits, dividends, recapitalizations and the like.

               (ii) Until the date that Oak, MeriTech, Accel, Brentwood, Worldview, Bessemer Venture Partners IV, L.P. and Adams Capital Management, L.P. together no longer own a number of shares of Preferred Stock and Common Stock greater than or equal to one-quarter of the number of shares of Preferred Stock issued to all of them on the Closing Date (or Common Stock into which such Preferred Stock was convertible), Oak will have the right to nominate the Oak Nominee for a Class I director upon each regular election of such class of directors. Such number of shares shall be appropriately adjusted to reflect stock splits, dividends, recapitalizations and the like.

               (iii) In the event that the right of the holders of Preferred Stock to elect two directors pursuant to Section 4(d) of the Certificate of Designation shall terminate, the Purchasers shall designate whichever Nominee is in the class of directors to be elected at the next meeting of stockholders, or if neither Nominee is in such class, then in the next-subsequent class, as the director as to whom a class vote of the Preferred Stock is required. The other Nominee shall then continue in accordance with the Company's by-laws, and the provisions of this Section 4.10 shall control the re-election or replacement of such Nominee. In the event that holders of Preferred Stock have no right to elect any directors pursuant to the Certificate of Designation, this Section 4.10 shall govern the nomination of the Nominees.

               (iv) Each of Telesource and Oak shall notify the Company in writing of the identity of its Nominee, as applicable, for election to the Board at the same time shareholder proposals are due as set forth in the Company's proxy statement filed the preceding year for an election year when either of them has such a right, which notice shall be conclusive evidence of the consent of such nominee to serve as a director of the Company. In the event either Telesource or Oak fails to provide such notice, the then-serving Telesource Nominee or Oak Nominee, as applicable, for the class of directors being elected shall be deemed to be renominated. The notice shall include all information with respect to such nominee as is required to be included in a proxy statement soliciting proxies for the election of directors pursuant to Regulation 14A of the Exchange Act. In the event of any vacancy arising by reason of the resignation, death, removal or inability to serve of the Telesource Nominee or the Oak Nominee, Telesource or Oak, as applicable, shall notify the Company of its choice to fill such vacancy, and the Company shall take all actions necessary to elect such person to serve until the next meeting of the stockholders for the election of directors of the Company.

               (v) In any year when either Telesource or Oak has such a right, the Company shall cause the Telesource Nominee or the Oak Nominee, as applicable, nominated by Telesource or Oak for election to the Board to be included in the slate of nominees presented by the Board to the stockholders of the Company for election as directors at the relevant annual meeting of the stockholders, and shall use its reasonable efforts to cause the election of such Telesource Nominee or Oak Nominee, as applicable, including soliciting proxies in favor of the election of such nominee. The Company shall not solicit proxies of the stockholders of the Company to vote against any such nominee or for the approval of any stockholder or other proposals that are inconsistent with the rights afforded the Purchasers pursuant to this
          Section 4.10.

               (vi) For so long as the Purchasers' have such a right, the Company shall use its best efforts at all times to take such action as is necessary to ensure that the Board nominates and presents to stockholders the proposed election of the Telesource Nominee or the Oak Nominee, as applicable. As a condition precedent to the inclusion of any proposed nominee to be presented to stockholders by the Board pursuant to this Section 4.10, the Board or, if established, the nominating committee of the Board, may review the information provided pursuant to this Section 4.10 to evaluate in good faith such nominee's character and fitness to serve as a director. If the Board or the nominating committee, as the case may be, determines in good faith that any such nominee lacks the character or fitness to serve as a director based on applicable legal and reasonable commercial standards, the Board or the nominating committee, as the case may be, shall inform Telesource or Oak, as applicable, of such determination, and Telesource or Oak, as applicable, shall then have the right to propose an alternative nominee.

               (vii) For so long as the Purchasers have the right to nominate nominees for election to the Board as set forth in this Section 4.10, any committee of the Board shall include at least one of the Purchaser Nominees (except for any committee on which neither of them is eligible to serve under the Nasdaq listing rules).

     Section 4.11. Certificate of Designation. The Company shall, prior to the Closing, cause to be filed with the Secretary of State of Delaware, a certificate of designation in the form attached hereto as Exhibit C,
                                                          ---------
establishing the terms and conditions of the Preferred Stock (the "CERTIFICATE OF DESIGNATION").

     Section 4.12. Increase of Option Pool. The Company shall submit for stockholder approval at the Stockholders Meeting a proposal to approve a 4 million share increase in the number of shares of Common Stock issuable pursuant to the Company's Restated Equity Incentive Plan.

     Section 4.13. Use of Proceeds. The proceeds received by the Company from the issuance of the Notes will be used in accordance with the provisions of
Section 4.14 hereof, and the proceeds from the sale of the Shares shall be used by the Company in the furtherance of the business plan approved by the Board of
Directors on May   , 1999, as such plan may be amended by the Board following the Closing (the "BUSINESS STRATEGY PLAN").

     Section 4.14. Interim Operations. The Company covenants and agrees that during the period from the date of this Agreement and until the earlier of the termination of this Agreement pursuant to Section 6.1 or the Closing, unless the Company and Two-Thirds in Interest of the Purchasers otherwise prior thereto agree, each of the Company and its subsidiaries shall conduct its business in the ordinary course in the three markets, two pilot programs and facility update programs listed on Schedule 4.14 or in furtherance of the Business Plan as it relates to the period prior to commencement of revenue operations thereunder and shall not, except either as contemplated by this Agreement or in furtherance of the Business Strategy Plan, do any of the following: (i) except for any payments required to obtain consents required to be obtained pursuant to this Agreement, incur, assume or guarantee any liability or pay, discharge or satisfy any liability other than in the ordinary course of business; (ii) create or assume any Lien other than in the ordinary course of business; (iii) waive, release, cancel, settle or compromise any debt, claim or right of any material value;
(iv) transfer or waive any material right under any material lease, license or agreement or any material Company Intellectual Property; (v) pay or agree to pay any bonus, extra compensation, pension, continuation, severance or termination pay, or otherwise increase the wage, salary, pension, continuation, severance or termination pay or other compensation (of any nature) to its directors, officers or employees, except as required by law, other than for normal compensation increases and promotions for employees (other than for executive officers) in the ordinary course of business, as provided in the Company's plans and agreements identified in the Disclosure Schedule or as are not material in the aggregate; (vi) make any loan to or enter into any transaction with any of its directors, officers or employees (other than pursuant to any such person's status as an employee of the Company) giving rise to any claim or right of, by, or against any person in an amount or having a value in excess of $10,000 individually, except travel and entertainment advances in the ordinary course of business and consistent with Company policies; (vii) enter into, amend or terminate any material agreement or transaction; (viii) make any contribution to any Employee Plan, other than regularly scheduled contributions and contributions required to maintain the funding levels of any Employee Plan, or make or incur any commitment to establish or increase the obligation of the Company or a subsidiary to any Employee Plan; (ix) create, assume or incur any indebtedness for money borrowed, or guaranties thereof, except for trade accounts payable incurred in the ordinary course of business or borrowings under the Company's working capital line of credit facility as in effect on the date hereof, or issue any debt securities, warrants or other rights to acquire any debt securities of the Company or any of its subsidiaries; (x) issue, deliver or sell, or authorize or propose the issuance, delivery or sale of, any shares of capital stock of any class, any securities convertible into or exercisable for, or any rights, warrants or options to acquire, any such shares, of the Company or any of its subsidiaries except for (A) the grant of options to acquire not more than 100,000 shares in the aggregate to new employees or promoted employees (other than executive officers) in the ordinary course of business pursuant to its equity incentive plans or automatic grants of options and deferred stock pursuant to the director's equity incentive plan, in each case as in effect on the date hereof or (B) stock issued upon exercise of outstanding options and warrants; (xi) amend or modify any provision of the Business Strategy Plan;
(xii) amend or modify any provision of its charter, by-laws or other governing documents, except for the proposed amendments to the Company's by-laws set forth on Schedule 2.8; (xiii) make any capital expenditures for capital improvements or commitments therefor except as committed on the date hereof and in any event limited in the aggregate to $6,200,000; (xiv) expand the Company's network or operations beyond its three existing markets, two pilot programs and facility update program or expand its marketing beyond its three existing markets; (xv) sell, assign or dispose of any of the FCC Licenses listed on Exhibit 2.19 or any right thereunder; or (xvi) agree to or make any commitment to take any actions prohibited by this Section 4.14.

     Section 4.15. Restricted Securities. Each Purchaser understands that the Shares purchased by it and the Common Stock issued upon conversion thereof (collectively the "SECURITIES") may not be sold, transferred, or otherwise disposed of without registration under the Securities Act, or an exemption therefrom, and that in the absence of an effective registration statement covering such Securities or an available exemption from registration under the Securities Act, such Securities must be held indefinitely. Each Purchaser agrees not to make any disposition of all or any portion of the Securities unless and until:

          (1) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement and all applicable Blue Sky Laws; or

          (2) (A) Such Purchaser shall have notified the Company of the proposed disposition and (B) such Purchaser shall have furnished the Company with an opinion from counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act and any applicable Blue Sky Laws in connection with such disposition.

     Notwithstanding the provisions of paragraphs (1) and (2) above, no such registration statement or opinion of counsel shall be necessary for a transfer by any Purchaser with or without consideration to a partner, member, subsidiary, shareholder or affiliate of such Purchaser, including, without limitation, any partner of such Purchaser and any venture capital fund now or hereafter existing which is controlled by or is under common control with one or more general partners of such Purchaser, provided such transferee becomes a party to this Agreement and specifically agrees to be bound by the agreement in this Section 4.15.

     Section 4.16.  Preemptive Rights.

          (a) Subject to the provisions of Section 4.16 (c), in the event that following the Closing, the Company proposes to raise additional capital through the issuance of Common Stock (or securities convertible into or exercisable or exchangeable for Common Stock) other than an issuance of Excluded Securities ("New Securities"), each Purchaser shall have the right to purchase equity of such type and on substantially the same economic terms, including purchasing other securities issued by the Company, as the Company issues or sells, such that the Purchaser shall have the opportunity to maintain its then fully-diluted equity ownership percentage in the Company, subject to and in accordance with the provisions of Sections 4.16
     (b). The then fully-diluted equity ownership percentage of each Purchaser (such Purchaser's "Purchaser Percentage") shall be the quotient of (i) the sum of the number of shares of Common Stock then held by such Purchaser plus the number of shares of Common Stock issuable upon conversion of any Shares then held by such Purchaser plus the number of shares of Common Stock then held by such Purchaser issued to such Purchaser as New Securities, or issuable upon exercise or conversion of New Securities issued to such Purchaser then held by such Purchaser divided by (ii) the total number of shares of Common Stock outstanding plus the number of shares of Common Stock issuable upon conversion of any Shares then outstanding plus the number of shares of Common Stork issuable upon the exercise or conversion of any security exercisable or exchangeable for or convertible into Common Stock.

          (b) The rights of the Purchaser under Section 4.16(a) shall be effected in accordance with the following:

               (i) The Company shall give written notice to each Purchaser as soon as practicable of its intention to issue New Securities;

               (ii) The Company shall supply each Purchaser with copies of all relevant documents relating to such issuance as are provided to potential purchasers in such an issuance at substantially the same time as provided to such potential purchasers;

               (iii) The Company shall inform potential purchasers of such New Securities of the rights of the Purchasers under this Section 4.16 to subscribe for a portion of such issuance. Each Purchaser shall make a good faith effort to provide the Company with an estimate of its intent to exercise its rights under this Section 4.16 before the Company distributes final documents to potential purchasers of the New Securities;

               (iv) The Company shall provide each Purchaser with copies of all of the executed agreements relating to each such issuance; and

               (v) Within ten days following each Purchaser's receipt of agreements pursuant to (iv) above, such Purchaser shall provide written notice to the Company (the "Commitment Notice") as to whether such Purchaser exercises its rights under this Section 4.16 with respect to such issuance, and, if so, the number of securities to be purchased by such Purchaser. If any Purchaser fails to provide the Commitment Notice within the stated ten day period, such Purchaser will be deemed to have waived its rights under Section 4.16 of this Agreement with respect to such issuance. The Commitment Notice of each Purchaser shall constitute a binding and enforceable commitment by such Purchaser subject to any closing conditions contained in the agreements referred to in clause (iv) above, to purchase the lower of
          (a) number of securities specified in such Purchaser's Commitment Notice and (b) such Purchaser's Purchaser Percentage of the number of securities sold in such issuance at the price and on all of the other terms and conditions of such issuance (including, if appropriate, signing the same documents as signed by other purchasers) either (i) if such issuance has not yet been consummated, at the same time as such securities are sold or (ii) if such issuance has been consummated, within twenty days of the date of the receipt by Purchaser of the agreements pursuant to (iv) above.

          (c) The rights of each Purchaser under this Section 4.16 shall terminate on the first date on which such Purchaser no longer holds Common Stock or Preferred Stock representing at least 25% of the Common Stock into which the Shares purchased by such Purchaser hereunder are ultimately convertible (determined on an as if fully converted basis).

          (d) "Excluded Securities" shall mean (i) any securities issued pursuant to any Company equity incentive plan or benefit plan or, (ii) any securities issued in connection with any stock split, stock dividend or other similar event, (iii) any securities issued pursuant to the Rights Plan, (iv) any security issued upon exercise, conversion or exchange of any New Security, Excluded Security or security outstanding on the date hereof,
     (v) any issuance of securities in a private placement in an offering customarily known as a "144A Offering" in which either the investors have the right to exchange any purchased securities for securities registered under the Securities Act or a similar right to cause the registration of or otherwise freely trade such securities, (vi) any issuance of securities issued to financial institutions or other lenders in connection with any offering of debt securities or borrowing by the Company, (vii) any issuance of securities in a public offering registered under the Securities Act,
     (viii) any issuance of securities as consideration for the acquisition of assets or any ownership interest in any Person, (ix) any conversion of the Preferred Stock and (x) any other securities deemed to be Excluded Securities by the Company and Two-Thirds in Interest of the Purchasers.

     Section 4.17.  Amendment of Rights Agreement.   Prior to the Closing, the
Company shall have amended the Rights Agreement in substantially the form presented to the Purchasers on the date hereof.

     Section 4.18. FCC Approvals. The Company covenants and agrees that within ninety (90) days following the Closing, the Company shall file and use commercially reasonable efforts to obtain a grant of substantive transfer of control applications with the FCC detailing the new ownership of the Company to avoid regulatory delays for future conversion of convertible instruments.


                                   ARTICLE V

                        CONDITIONS TO THE STOCK PURCHASE

     Section 5.1. Conditions to Obligation of Each Party to Effect the Stock Purchase. The respective obligations of each party to effect the Stock Purchase shall be subject to the satisfaction at or prior to the Closing Date of the following conditions:

          (a) Stockholder Approval. The Stock Purchase shall have been approved by the holders of at least a majority of the votes cast at the Special Meeting, provided that a quorum shall be present;

          (b) HSR Act. All waiting periods applicable to the consummation of the Stock Purchase under the HSR Act shall have expired or been terminated; and

          (c) No Injunctions or Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Stock Purchase shall be in effect, nor shall any proceeding brought by any administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, seeking any of the foregoing be pending; and there shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the Stock Purchase, which makes the consummation of the Stock Purchase illegal.

     Section 5.2. Additional Conditions to Obligations of the Purchasers. The obligations of the Purchasers to effect the Stock Purchase are also subject to the following conditions:

          (a) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct (as if any materiality qualifications were not contained therein) at and as of the Closing Date as if made at and as of such date, except for (i) changes contemplated by this Agreement, (ii) those representations and warranties which address matters only as of a particular date (which shall have been true and correct as of such date) and (iii) where the failure to be true and correct does not constitute a Material Adverse Effect, with the same force and effect as if made at and as of the Closing Date and the Purchasers shall have received a certificate to such effect signed on behalf of the Company by the Chairman, President or the Chief Financial Officer of the Company;

          (b) Agreements and Covenants. The Company shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it at or prior to the Closing Date, and the Purchasers shall have received a certificate to such effect signed on behalf of the Company by the Chairman, President or Chief Financial Officer of the Company;

          (c) Consents Obtained. All consents, waivers, approvals, authorizations or orders required to be obtained, and all filings required to be made, by the Company for the due authorization, execution and delivery of this Agreement and the consummation by it of the transactions contemplated hereby shall have been obtained and made by the Company, except where the failure to receive such consents, waivers, approvals, authorizations or orders could not reasonably be expected to (i) have a Material Adverse Effect on the Company, or (ii) significantly delay or prevent the consummation of the Stock Purchase;

          (d) Amendment of the Indenture. The Company shall have obtained the consent of holders of not less than two-thirds in principal amount of the Company's senior notes issued pursuant to the Indenture dated as of February 6, 1997 between the Company and The Bank of New York, as Trustee (the "INDENTURE") to the valid and effective amendment of the Indenture pursuant to an instrument in substantially the form provided to the Purchasers on the date hereof, unless otherwise agreed to by the Company and Two-Thirds in Interest of the Purchasers;

          (e) Opinion of Counsel. The Purchasers shall have received a written opinion from Ropes & Gray, in form and substance reasonably satisfactory to the Purchasers, substantially in the form of Exhibit D hereto;
                                                  ---------

          (f) FCC Opinion. The Purchasers shall have received a written opinion from Wiley, Rein & Fielding, the Company's FCC counsel, in form and substance reasonably satisfactory to the Purchasers, substantially in the form of Exhibit E hereto;
             ---------

          (g) Blue Sky Laws. The Company shall have received all permits and other authorizations necessary under the Blue Sky Laws to issue the Shares and the Common Stock issuable upon conversion thereof pursuant to the Stock Purchase;

          (h) Nasdaq Listing. The shares of Common Stock issuable upon conversion of the Shares shall have been listed or approved for listing upon notice of issuance on Nasdaq;

          (i) Registration Rights Agreement. The Company shall have executed and delivered to the Purchasers the Registration Rights Agreement in substantially the form of Exhibit F hereto;
                               ---------

          (j) Delivery of Shares. The Company shall have delivered the Shares to be delivered pursuant to Section 1.2 hereof against the payment of the Purchase Price;

          (k) Resignation of Directors. Two current members of the Board shall have resigned immediately prior to Closing and there shall be one Class I vacancy and one Class II vacancy on the Board, to be filled in accordance with Section 4.10;

          (l) Commercial Agreements. The Company and Qwest Communications Corporation ("Qwest") shall have executed and delivered (i) the Qwest Communications Corporation Private Line Services Agreement between the Company and Qwest in the form of Exhibit G, (ii) the Collocation License Agreement between the Company and Qwest in the form of Exhibit H, and (iii) the Coordinated Marketing Agreement between the Company and Qwest in the form of Exhibit I (collectively, the "COMMERCIAL AGREEMENTS"); and

          (m) Corporate Proceedings. The Secretary or an Assistant Secretary of the Company shall have delivered to the Purchasers a certificate, dated as of the Closing, certifying to the Company's charter and bylaws, the incumbency and specimen signatures of its certain officers and the corporate action taken by the Company in connection with the Transaction Documents.

     Section 5.3. Additional Conditions to Obligation of the Company. The obligation of the Company to effect the Stock Purchase is also subject to the following conditions:

          (a) Representations and Warranties. The representations and warranties of the Purchasers contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date, except for
     (i) changes contemplated by this Agreement and (ii) those representations and warranties which address matters only as of a particular date (which shall have been true and correct as of such date), with the same force and effect as if made on and as of the Closing Date, and the Company shall have received a certificate to such effect signed by the President or Chief Financial Officer of each Purchaser or of the general partner of each of the Purchasers, as applicable;

          (b) Agreements and Covenants. The Purchasers shall have performed or complied in all material respects with all agreements and covenants required by this

     Agreement to be performed or complied with by them on or prior to the Closing Date, and the Company shall have received a certificate to such effect signed by the President or Chief Financial Officer of the general partner or manager of each of the Purchasers;

          (c) Consents Obtained. All consents, waivers, approvals, authorizations or orders required to be obtained, and all filings required to be made, by the Company for the due authorization, execution and delivery of this Agreement and the consummation by it of the transactions contemplated hereby shall have been obtained and made by the Company, except where the failure to receive such consents, waivers, approvals, authorizations or orders could not reasonably be expected to (i) have a Material Adverse Effect on the Company, or (ii) significantly delay or prevent the consummation of the Stock Purchase; provided, that the Company
                                                     --------
     will be deemed to have waived this condition if the failure to obtain such consents and waivers is due to the Company's material breach of its obligations under this Agreement;

          (d) Payment of Purchase Price. Each of the Purchasers shall have delivered full payment of the Purchase Price for the Shares to be purchased by such Purchaser at the Closing as set forth on Schedule I hereof.

          (e) Standstill Agreement. The Standstill Agreement in the form of Exhibit K shall have been duly executed and delivered by each of the Purchasers party thereto and shall be in full force and effect and shall not have been breached in any material respect by any of such Purchasers.

          (f) Commercial Agreements. The Company and Qwest shall have executed and delivered each of the Commercial Agreements.



                                  ARTICLE VI

                                  TERMINATION

     Section 6.1. Termination. This Agreement may be terminated at any time prior to the Closing Date, notwithstanding approval thereof by the stockholders of the Company:

          (a) by mutual written consent of the Company and Two-Thirds in Interest of the Purchasers; or

          (b) by either Two-Thirds in Interest of the Purchasers or the Company if a court of competent jurisdiction or governmental, regulatory or administrative agency or commission shall have issued a nonappealable final order, decree or ruling or taken any other action having the effect of permanently restraining, enjoining or otherwise prohibiting the Stock Purchase; or

          (c) by Two-Thirds in Interest of the Purchasers, if the requisite vote of the stockholders of the Company shall not have been obtained by the Final Maturity Date (provided that the right to terminate this Agreement under this Section 6.1(c) shall not be available to the Purchasers to the extent that their failure to provide information required to be included in the proxy statement has been the cause of or resulted in the failure to obtain the requisite stockholder vote on or before such date); or

          (d) by Two-Thirds in Interest of the Purchasers or the Company, (i) if any representation or warranty of the Company or the Purchasers, respectively, set forth in this Agreement shall be untrue when made, or
     (ii) upon a breach of any covenant or agreement on the part of the Company or the Purchasers set forth in this Agreement, such that the conditions set forth in Sections 5.2(a), 5.2(b), 5.3(a) or 5.3(b), as the case may be, would not be satisfied, provided that if any of the circumstances set forth in clause (i) or (ii) is curable within forty-five calendar days after notice of the Company's or the Purchasers', as the case may be, intent to terminate this Agreement, through the exercise of reasonable efforts and for so long as the Company or the Purchasers, as the case may be, continues to exercise such reasonable efforts, neither the Purchasers nor the Company, as the case may be, may terminate this Agreement under this
     Section 6.1(d) until after the last day of such period; or

          (e) by Two-Thirds in Interest of the Purchasers, if the Company or the Board shall have (A) authorized or recommended (or publicly announced its intention to authorize or recommend) an agreement with respect to an Alternative Transaction with respect to any of the Company and its subsidiaries, (B) recommended that the stockholders of the Company accept or approve any such Alternative Transaction or (C) modified or amended the approval by the Board of the Stock Purchase, including any modification or rescission of the adoption of resolutions covering the matters addressed in
     Section 2.4(b) and Section 4.17, in any respect materially adverse to the Purchasers or withdrawn such Board approval or authorized or recommended opposing the transaction; provided that (x) a communication of the Company
                               --------
     to the Purchasers that advises that the Company has received a proposal with respect to an Alternative Transaction and that takes no position with respect to such proposal shall not be deemed to be a modification, amendment or withdrawal of the Board's approval of the Stock Purchase and
     (y) a "stop-look-and-listen" communication of the nature contemplated in Rule 14d-9(e) under the Exchange Act with respect to an unsolicited tender offer or exchange offer that, if concluded in accordance with the terms thereof, would constitute or result in an Alternative Transaction with respect to any of the Company and its subsidiaries (other than the Stock Purchase), without more, shall not be deemed to be a modification, amendment or withdrawal of the Board's approval of the Stock Purchase if, within the time period contemplated by Rule 14e-2 under the Exchange Act, the

     Board shall publicly confirm its approval of the Stock Purchase and recommend against the acceptance of such tender offer or exchange offer by the stockholders of the Company; or

          (f) by the Company, if (A) the Board of Directors of the Company shall have determined that an unsolicited, bona fide proposal made by any person with respect to an Alternative Transaction with respect to the Company is a Superior Proposal, (B) the Board of Directors of the Company shall have complied in all material respects with Section 4.4 with respect to actions taken or proposed to be taken by the Company or the Board of Directors of the Company with respect to such Superior Proposal, (C) the Company shall have notified the Purchasers in writing, not less than two business days in advance of taking such action, of its election to terminate the obligations of the parties pursuant to this Section 6.1(f) for the purpose of recommending that the stockholders of the Company accept or approve such Superior Proposal or authorizing, recommending or proposing an agreement with respect to such Superior Proposal, (D) the Company and its advisors and representatives shall have discussed with the Purchasers during such two day period the modifications to the terms of this Agreement, the Transaction Documents and the Commercial Agreements that would permit the Company to conclude the Investment in lieu of concluding such Superior Proposal, and (E) at the end of such two business day period the Board of Directors of the Company shall have determined that such Superior Proposal continues to constitute a Superior Proposal; or

          (g) by the Company or Two-Thirds in Interest of the Purchasers, if the Closing has not occurred by the end of the second business day following the Final Maturity Date (provided that the right to terminate this Agreement under this Section 6.1(g) shall not be available to any party whose material breach of any representation or warranty or failure to fulfill any obligation under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such date).

     Section 6.2. Effect of Termination. In the event of the termination of this Agreement pursuant to Section 6.1, this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto or any of its affiliates, directors, officers or stockholders except (i) as set forth in
Section 6.3 and Section 7.1 hereof, and (ii) nothing herein shall relieve any party from liability for any breach hereof.

     Section 6.3. Fees and Expenses. All fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses, whether or not the Stock Purchase is consummated; provided that, the Company shall pay the reasonable fees (not to exceed $150,000) and expenses of counsel to the Purchasers incurred in connection with the negotiation, preparation, execution and delivery of this Agreement and any other instruments and agreements contemplated hereby, and the

Company shall pay all fees incurred in connection with all required filings under the HSR Act (not to exceed $180,000).

                                  ARTICLE VII

                               GENERAL PROVISIONS

     Section 7.1. Effectiveness of Representations, Warranties and Agreements; Knowledge, Etc.

          (a) Except as otherwise provided in this Section 7.1, the representations, warranties and agreements of each party hereto shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any other party hereto, any person controlling any such party or any of their officers or directors, whether prior to or after the execution of this Agreement. The representations, warranties and agreements in this Agreement and certificates delivered pursuant hereto shall survive the Closing Date until the date that is three months after the filing of the Company's Annual Report on Form 10-K for the period ended December 31, 1999 or upon the termination of this Agreement pursuant to Section 6.1, as the case may be, at which time they shall terminate and be of no further force or effect, except that the agreement set forth in Section 4.6 shall survive for two years from the Closing Date, the agreements contained in Sections 4.10, 4.13, 4.15, 4.16, 7.1 or 7.2 shall last indefinitely, unless sooner terminated in accordance with their respective terms and the agreement set forth in Section 6.3 shall survive the Closing Date until paid.

          (b) Any disclosure made with reference to one or more sections of the Company Disclosure Schedule shall be deemed disclosed with respect to any section with such Disclosure Schedule to which such disclosure reasonably relates.

     Section 7.2. Restrictive Legends. Each certificate representing Shares or Conversion Shares shall bear legends in substantially the following form:

     The securities represented by this certificate have not been registered under the Securities Act of 1933 or the securities laws of any state and may not be sold or otherwise disposed of except pursuant to an effective registration statement under such Act and applicable state securities laws or an applicable exemption to the registration requirements of such Act or such laws.

     The securities represented by this certificate were issued pursuant to, and the holder hereof is entitled to certain rights and subject to certain obligations contained in, a Stock Purchase Agreement dated as of June __, 1999, a copy of which is available for inspection at the principal office of the issuer hereof, and will be furnished without charge to the holder of such securities upon written request.

     Each certificate representing Shares or Conversion Shares shall also bear any other legends required by any applicable law.

     Section 7.3 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made if and when delivered personally or by overnight courier to the parties at the following addresses or sent by electronic transmission, with confirmation received, to the telecopy numbers specified below (or at such other address or telecopy number for a party as shall be specified by like notice):

          (a) If to the Purchasers, to such address listed on Schedule I hereto, with a copy to:

          Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP 155 Constitution Drive
          Menlo Park, CA  94025
          Attn:  Brooks Stough, Esq.
          Telecopier No.: (650) 321-2800
          Telephone No.:  (650) 463-5370

and to:
          O'Melveny & Myers LLP
          1999 Avenue of the Stars
          Los Angeles, CA  90067-6035
          Attn:  Steven L. Grossman, Esq.
          Telecopier No.: (310) 246-6779
          Telephone No.:  (310) 553-6700


          (b)  If to the Company:

          Advanced Radio Telecom Corp.
          500 108th Avenue NE, Suite 2600
          Bellevue, WA  98004
          Attn: Thomas M. Walker, Esq., General Counsel
          Telecopier No.: (425) 990-1642 or (425) 688-0703
          Telephone No.:  (425) 990-1669

          With a copy to:

          Ropes & Gray
          One International Place
          Boston, MA  02110
          Attn: Mary E. Weber, Esq.
          Telecopier No.: (617) 951-7050
          Telephone No.:  (617) 951-7391

     Section 7.4. Certain Definitions. For purposes of this Agreement, the term:

          (a) "AFFILIATE" means a person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first mentioned person; including, without limitation, any partnership or joint venture in which the first mentioned person (either alone, or through or together with any other subsidiary) has, directly or indirectly, an interest of 10% or more;

          (b) "ALTERNATIVE TRANSACTION" means, whether concluded or intended to be concluded in any transaction or series of transactions, any of the following with respect to the Company and its subsidiaries (other than the transactions contemplated by this Agreement):

               (1) the acquisition from the Company or from any third persons of any equity securities of the Company as a result of which the holders of equity securities of the Company immediately before such transaction would own beneficially directly or indirectly less than 75% of the equity securities of the Company issued and outstanding immediately after such transaction;

               (2) the merger or consolidation of any of the Company with or into any person other than the Company or one of its wholly-owned subsidiaries as a result of which the holders of equity securities of the Company immediately before such transaction would own beneficially directly or indirectly less than 75% of the equity securities of the Company or the surviving entity issued and outstanding immediately after such transaction;

               (3) the sale of a substantial portion of the assets of the Company and its subsidiaries to any person or group other than the Company or its wholly-owned subsidiaries; or

               (4) any transaction (whether or not any of the Company or its subsidiaries shall be a party thereto) as a result of which a majority of the members of the board of directors, or similar officials, of the Company or such subsidiary would not be persons who on the day after the closing date of such transaction were members of the board of directors, or similar officials, or who were nominated for election or elected with the approval of a majority of the directors, or similar officials, who were directors, or similar officials, on that date or whose nomination or election was previously so approved.

          (c) "CONTROL" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of stock, as trustee or executor, by contract or credit arrangement or otherwise;

          (d) "GOVERNMENTAL BODY" means any agency, bureau, commission, court, department, official, political subdivision, tribunal or other instrumentality of any government, whether federal, state, county or local, domestic or foreign, of competent jurisdiction.

          (e) "KNOWLEDGE" means the actual knowledge of any director or executive officer after reasonable investigation;

          (f) "MATERIAL ADVERSE EFFECT" means, when used in connection with the Company or any of the Company's subsidiaries, as the case may be, any change, effect or circumstance that, individually or when taken together with all changes, effects or circumstances that have occurred prior to the date of determination of the occurrence of the Material Adverse Effect and with respect to which such phrase is used, (a) has been, is or could reasonably be expected to be materially adverse to the business, assets, results of operations or condition (financial or otherwise) of the Company and its subsidiaries, in each case taken as a whole, or (b) is or is reasonably likely to delay or prevent the consummation of the transactions contemplated hereby.

          (g) "PERSON" means an individual, corporation, partnership, association, trust, unincorporated organization, other entity or group (as defined in Section 13(d)(3) of the Exchange Act).

          (h) "SUBSIDIARY" or "SUBSIDIARIES" of the Company or any other person means any corporation, partnership, joint venture or other legal entity of which the Company, or such other person, as the case may be (either alone or through or together with any other subsidiary), owns, directly or indirectly, more than 50% of the stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

          (i) "TWO-THIRDS IN INTEREST" means, prior to the Closing, Purchasers who have agreed to purchase more than 66-2/3% of the Shares and, on and after the Closing, Purchasers holding more than 66-2/3% of the Shares then owned by the Purchasers.

     Section 7.5. Notification. The Company and each Purchaser agrees to give prompt notice to the other parties to this Agreement or any other Transaction Document, as the case may be, of (1) the occurrence, or failure to occur, of any event that would be likely to cause any representation or warranty of the party contained herein or therein to be untrue or inaccurate in any material respect at any time from the date of this Agreement to the Closing Date, any failure of the party to perform or otherwise comply with, in any material respect, any covenant, condition or agreement to be performed or complied with by it hereunder or thereunder and (2) the receipt by the party of written or oral notice from any Governmental Body or other person stating, or causing such party to believe, that there is a reasonable likelihood that a consent, waiver, approval, authorization or order required by this Agreement to be obtained from such Governmental Body or other person will not be obtained timely or at all; which covenant of notification shall not limit the right of any other party hereunder or thereunder to require as a condition precedent to the performance of its obligations hereunder or thereunder the continuing accuracy and performance of the representations and warranties and covenants of the notifying party made herein or therein and to receive an unqualified certificate with respect to the same.

     Section 7.6. Amendment. This Agreement may be amended upon the written consent of the Company and Two-Thirds in Interest of the Purchasers, at any time prior to the Closing Date, and such amendment shall be binding on all of the Purchasers. This Agreement may not be amended except by an instrument in writing signed by the Company and Two-Thirds in Interest of the Purchasers.

     Section 7.7. Waiver. At any time prior to the Closing Date, the parties hereto, upon the written consent of the Company and Two-Thirds in Interest of the Purchasers, may (a) extend the time for the performance of any of the obligations or other acts, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, or (c) waive compliance with any of the agreements or conditions contained herein. Any such waiver shall be binding on all of the Purchasers.

     Section 7.8. Cooperation. Each Purchaser severally and the Company agree to take, or to cause to be taken, all such reasonable and lawful action as may be necessary to make effective and consummate the transactions contemplated by this Agreement.

     Section 7.9. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     Section 7.10. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

     Section 7.11. Entire Agreement. This Agreement constitutes the entire agreement and supersedes all prior agreements and undertakings (other than the Confidentiality Agreement dated as of March 1, 1999 between Oak Investment Partners and the Company), both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

     Section 7.12. Assignment. This Agreement shall not be assigned by operation of law or otherwise, except that each Purchaser may assign this Agreement to any direct or indirect wholly-owned subsidiaries of its ultimate parent and to any limited partners of any Purchaser and to any affiliate or sidecar fund of any such Purchaser; provided, however, that the Purchasers'
                                    --------  -------
rights pursuant to Section 4.10 may be assigned only to direct or indirect wholly-owned subsidiaries of any Purchaser's ultimate parent, unless the Company's prior written consent is obtained, such consent not to be unreasonably withheld. Such assignment shall not be valid unless as a condition to such assignment, the person to whom this Agreement is assigned (i) delivers to the Company a written instrument by which such person agrees to be bound by the obligations imposed upon the Purchasers under this Agreement to the same extent as if such person had been an original Purchaser hereunder and (ii) becomes a Purchaser hereunder.

     Section 7.13. Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, including, without limitation, by way of subrogation.

     Section 7.14. Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     Section 7.15. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York applicable to contracts executed and fully performed within the State of New York.

     Section 7.16. Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

                     [This space intentionally left blank.]

                                            [Preferred Stock Purchase Agreement]

     IN WITNESS WHEREOF, the Company and the Purchasers have caused this Preferred Stock Purchase Agreement to be executed as of the date first above written by their respective officers thereunto duly authorized.



The Company:  ADVANCED RADIO TELECOM CORP.


                              By: /s/ Henry C. Hirsch
                                  ---------------------------------------
                                  Name: Henry C. Hirsch
                                  Title:   Chairman and CEO


The Purchasers:               U.S. TELESOURCE, INC.

                              By: /s/  Marc B. Weisberg
                                  ---------------------------------------
                                  Name:  Marc B. Weisberg
                                  Title:


                              OAK INVESTMENT PARTNERS VIII, LIMITED PARTNERSHIP

                              By:  Oak Associates VIII, LLC, General Partner

                              /s/  Bandel L. Carano
                              -------------------------------------------
                              By:  Bandel L. Carano, Managing Member


                              OAK VIII AFFILIATE FUND, LIMITED PARTNERSHIP

                              By:  Oak VIII Affiliates, LLC, General Partner

                              /s/  Bandel L. Carano
                              -------------------------------------------
                              By:  Bandel L. Carano, Managing Member

                                            [Preferred Stock Purchase Agreement]


                              MERITECH CAPITAL PARTNERS

                              By:
                                  ---------------------------------------
                                  Name:
                                  Title:

                                            [Preferred Stock Purchase Agreement]

                           ACCEL VI L.P.
                           BY:  ACCEL VI ASSOCIATES L.L.C.
                           ITS GENERAL PARTNER

                           By:  /s/ G. Carter Sednaoui
                                ---------------------------------
                                Managing Member


                           ACCEL INTERNET FUND II L.P.
                           BY: ACCEL INTERNET FUND II ASSOCIATES L.L.C. ITS GENERAL PARTNER

                           By:  /s/ G. Carter Sednaoui
                                ---------------------------------
                                Managing Member


                           ACCEL KEIRETSU VI L.P.
                           By:  ACCEL DEIRETSU VI ASSOCIATES L.L.C.
                           ITS GENERAL PARTNER

                           By:  /s/ G. Carter Sednaoui
                                ---------------------------------
                                Managing Member


                           ACCEL INVESTORS '98 L.P.

                           By:  /s/ G. Carter Sednaoui
                                ----------------------------------
                                General Partner

                                            [Preferred Stock Purchase Agreement]


                           BRENTWOOD ASSOCIATES IX, L.P.
                           By Brentwood IX Ventures, L.L.C.
                           Its General Partners

                           By:  /s/ John L. Walecka
                                ----------------------------------
                                Name:  John L. Walecka
                                Title: Managing Member


                           BRENTWOOD AFFILIATES FUND III, L.P.
                           By Brentwood IX Ventures, L.L.C.
                           Its General Partner

                           By:  /s/ John L. Walecka
                                ----------------------------------
                                Name:  John L. Walecka
                                Title: Managing Member

                                            [Preferred Stock Purchase Agreement]


                              COLUMBIA CAPITAL ARTT INVESTORS, LLC
                              By:  Columbia Capital, L.L.C.
                              Its:  Managing Member


                              By: /s/ James B. Fleming, Jr.
                                  -----------------------------------
                                  Name:  James B. Fleming, Jr.
                                  Title: Managing Director


                              COLUMBIA CAPITAL ARTT PARTNERS, LLC
                              By:  Columbia Capital, L.L.C.
                              Its:  Managing Member


                              By:  /s/ James B. Fleming, Jr.
                                   ---------------------------------
                                  Name:  James B. Fleming, Jr.
                                  Title: Managing Director

                                            [Preferred Stock Purchase Agreement]

                    WORLDVIEW TECHNOLOGY PARTNERS II, L.P.
                    By: Worldview Capital II, L.P., General Partner
                    By: Worldview Equity I, L.L.C., General Partner

                    By: /s/ James Wei
                        ---------------------------------------------
                        Name:  James Wei
                        Title:  Member

                    WORLDVIEW TECHNOLOGY INTERNATIONAL II, L.P.
                    By: Worldview Capital II, L.P., General Partner
                    By: Worldview Equity I, L.L.C., General Partner

                    By: /s/ James Wei
                        --------------------------------------------
                        Name:  James Wei
                        Title:  Member

                    WORLDVIEW STRATEGIC PARTNERS II, L.P.
                    By: Worldview Capital II, L.P., General Partner
                    By: Worldview Equity I, L.L.C., General Partner

                    By: /s/ James Wei
                        --------------------------------------------
                        Name:  James Wei
                        Title:  Member

                                            [Preferred Stock Purchase Agreement]

                    GLOBAL PRIVATE EQUITY II - EUROPE LIMITED PARTNERSHIP

                    GLOBAL PRIVATE EQUITY II - PGGM LIMITED PARTNERSHIP

                    DIGITAL MEDIA AND COMMUNICATIONS II LIMITED PARTNERSHIP

                    OAKSTONE VENTURES LIMITED PARTNERSHIP

                    ADVENT CROWN FUND II C.V.

                    ADWEST LIMITED PARTNERSHIP
                    By:  Advent International Limited Partnership,
                         General Partner
                    By:  Advent International Corporation,
                         General Partner
                    By:  Andrew Fillat, Senior Vice President*

                    ADVENT GLOBAL GECC LIMITED PARTNERSHIP
                    By: Advent Global Management Limited Partnership, General Partner
                    By:  Advent International Limited Partnership,
                         General Partner
                    By:  Advent International Corporation, General Partner
                    By:  Andrew Fillat, Senior Vice President*

                    ADVENT PARTNERS LIMITED PARTNERSHIP
                    By:  Advent International Corporation, General Partner
                    By:  Andrew Fillat, Senior Vice President*

                    *For all of the above:

                    /s/ Andrew Fillat
                    ----------------------------------------------------------
                    Andrew Fillat, Senior Vice President

                                            [Preferred Stock Purchase Agreement]

                              BESSEMER VENTURE PARTNERS IV L.P.
                              By:  Deer IV & Co. LLC, General Partner

                              By: /s/ Robert H. Buescher
                                  ---------------------------------------
                                  Name:  Robert H. Buescher
                                  Title:  Manager

                              BESSEC VENTURES IV L.P.
                              By:  Deer IV & Co. LLC, General Partner

                              By: /s/ Robert H. Buescher
                                  --------------------------------------
                                  Name:  Robert H. Buescher
                                  Title:  Manager

                              COVE VENTURES, LLC
                              By: Cove Road Associates, LLC, Managing Member

                              By: /s/ Robert Goodman
                                  --------------------------------------
                                  Name:  Robert Goodman
                                  Title:  Managing Member

                                            [Preferred Stock Purchase Agreement]

                              ADAMS CAPITAL MANAGEMENT, L.P.
                              By: ACM Capital Partners II, L.P., General Partner
                              By: Joel P. Adams, General Partner

                              By: /s/ Joel P. Adams
                                  ---------------------------------------
                                  Name:  Joel P. Adams
                                  Title:  General Partner

                                   SCHEDULE I


===================================================================================================================================
                                                                         MERITECH
                                                         WARRANTS        WARRANTS                       MERITECH
                            SERIES A      SERIES B      EXERCISABLE     EXERCISABLE                    PORTION OF
                            PREFERRED     PREFERRED       FOR # OF        FOR # OF        BRIDGE        BRIDGE          TOTAL
PURCHASERS AND STATES OF    STOCK # OF    STOCK # OF     SHARES OF       SHARES OF         LOAN          LOAN         PURCHASE
RESIDENCE                     SHARES        SHARES      COMMON STOCK    COMMON STOCK    COMMITMENT     COMMITMENT       PRICE
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Telesource, Inc.        945,146       179,854       358,565         N/A             $17,928,287    N/A            $90,000,000
555 17th Street
State of Residence:
Denver, CO  80202
-----------------------------------------------------------------------------------------------------------------------------------
Oak Investment Partners      412,084       78,416        156,335         46,872.00       $7,816,733     $2,343,568     $39,240,000
 VIII, Limited Partnership
525 University Avenue
Suite 1300
Palo Alto, CA  94301
State of Residence:
 California
-----------------------------------------------------------------------------------------------------------------------------------
Oak VIII Affiliate Fund,     7,981         1,519         3,028           N/A             $151,394       N/A            $760,000
 Limited Partnership
525 University Avenue
Suite 1300
Palo Alto, CA  94301
State of Residence:
 California
-----------------------------------------------------------------------------------------------------------------------------------
MeriTech Capital Partners    262,541       49,959        99,602          N/A             $4,980,080     N/A            $25,000,000
[address]
State of Residence:
-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================
                                                                         MERITECH
                                                         WARRANTS        WARRANTS                       MERITECH
                            SERIES A      SERIES B      EXERCISABLE     EXERCISABLE                    PORTION OF
                            PREFERRED     PREFERRED       FOR # OF        FOR # OF        BRIDGE        BRIDGE          TOTAL
PURCHASERS AND STATES OF    STOCK # OF    STOCK # OF     SHARES OF       SHARES OF         LOAN          LOAN         PURCHASE
RESIDENCE                     SHARES        SHARES      COMMON STOCK    COMMON STOCK    COMMITMENT     COMMITMENT       PRICE
-----------------------------------------------------------------------------------------------------------------------------------
Accel VI L.P.                128,225       24,400        48,645          14,307          $2,432,271     $715,373       $12,210,000
c/o Accel Partners
428 University Avenue
Palo Alto, CA  94301
State of Residence:
 California
-----------------------------------------------------------------------------------------------------------------------------------
Accel Internet Fund II L.P.  16,383        3,117         6,215           1,828           $310,757       $91,399        $1,560,000
c/o Accel Partners
428 University Avenue
Palo Alto, CA  94301
State of Residence:
 California
-----------------------------------------------------------------------------------------------------------------------------------
Accel Keiretsu VI L.P.       2,048         390           777             228             $38,845        $11,425        $195,000
c/o Accel Partners
428 University Avenue
Palo Alto, CA  94301
State of Residence:
 California
-----------------------------------------------------------------------------------------------------------------------------------
Accel Investors '98 L.P.     10,869        2,068         4,124           1,213           $206,175       $60,640        $1,035,000
428 University Avenue
Palo Alto, CA  94301
State of Residence:
 California
-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================
                                                                         MERITECH
                                                         WARRANTS        WARRANTS                       MERITECH
                            SERIES A      SERIES B      EXERCISABLE     EXERCISABLE                    PORTION OF
                            PREFERRED     PREFERRED       FOR # OF        FOR # OF        BRIDGE        BRIDGE          TOTAL
PURCHASERS AND STATES OF    STOCK # OF    STOCK # OF     SHARES OF       SHARES OF         LOAN          LOAN         PURCHASE
RESIDENCE                     SHARES        SHARES      COMMON STOCK    COMMON STOCK    COMMITMENT     COMMITMENT       PRICE
-----------------------------------------------------------------------------------------------------------------------------------
Brentwood Associates         152,799       29,076        57,968          17,576          $2,898,406     $878,837       $14,550,000
  IX, L.P.
3000 Sand Hill Road,
 Bldg. 1, Suite 260
Menlo Park, CA 94025
State of Residence:
California
-----------------------------------------------------------------------------------------------------------------------------------
Brentwood Affiliates Fund    4,726         899           1,793           N/A             $89,641        N/A            $450,000
 III, L.P.
3000 Sand Hill Road,
 Bldg. 1, Suite 260
Menlo Park, CA 94025
State of Residence:
California
-----------------------------------------------------------------------------------------------------------------------------------
Columbia ARTT Investors,     105,016       19,984        39,841          N/A             $1,992,032     N/A            $10,000,000
 LLC a Virginia LLC
-----------------------------------------------------------------------------------------------------------------------------------
Columbia ARTT Partners,      105,016       19,984        39,841          N/A             $1,992,032     N/A            $10,000,000
 LLC a Virginia LLC
201 North Union Street,
 Suite 300
State of Residence:
Alexandria
VA  22314-2642
703/519-3581
-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================
                                                                         MERITECH
                                                         WARRANTS        WARRANTS                       MERITECH
                            SERIES A      SERIES B      EXERCISABLE     EXERCISABLE                    PORTION OF
                            PREFERRED     PREFERRED       FOR # OF        FOR # OF        BRIDGE        BRIDGE          TOTAL
PURCHASERS AND STATES OF    STOCK # OF    STOCK # OF     SHARES OF       SHARES OF         LOAN          LOAN         PURCHASE
RESIDENCE                     SHARES        SHARES      COMMON STOCK    COMMON STOCK    COMMITMENT     COMMITMENT       PRICE
-----------------------------------------------------------------------------------------------------------------------------------
Worldview Technology         116,808       22,228        44,314          17,577.00       $2,215,713     $878,837       $11,122,881
 Partners II, L.P.
435 Tasso, Suite 120
Palo Alto, CA  94301
State of Residence:
 California
-----------------------------------------------------------------------------------------------------------------------------------
Worldview Technology         35,758        6,804         13,566          N/A             $678,280       N/A            $3,404,964
 International II, L.P.
435 Tasso, Suite 120
Palo Alto, CA  94301
State of Residence:
 California
-----------------------------------------------------------------------------------------------------------------------------------
Worldview Strategic          4,958         944           1,881           N/A             $94,055        N/A            $472,155
 Partners II, L.P.
435 Tasso
Palo Alto, CA  94301
State of Residence:
 California
-----------------------------------------------------------------------------------------------------------------------------------
Global Private Equity II-    10,502        1,998         3,984           N/A             $199,203       N/A            $1,000,000
  Europe Limited
  Partnership
c/o Advent International
75 State Street
Boston, MA  02109
State of Residence: Delaware
-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================
                                                                         MERITECH
                                                         WARRANTS        WARRANTS                       MERITECH
                            SERIES A      SERIES B      EXERCISABLE     EXERCISABLE                    PORTION OF
                            PREFERRED     PREFERRED       FOR # OF        FOR # OF        BRIDGE        BRIDGE          TOTAL
PURCHASERS AND STATES OF    STOCK # OF    STOCK # OF     SHARES OF       SHARES OF         LOAN          LOAN         PURCHASE
RESIDENCE                     SHARES        SHARES      COMMON STOCK    COMMON STOCK    COMMITMENT     COMMITMENT       PRICE
-----------------------------------------------------------------------------------------------------------------------------------
Global Private Equity II-    26,254        4,996         9,960           N/A             $ 498,008      N/A            $2,500,000
  PGGM Limited Partnership
c/o Advent International
75 State Street
Boston, MA  02109
State of Residence: Delaware
-----------------------------------------------------------------------------------------------------------------------------------
Digital Media and            22,684        4,316         8,606           N/A             $ 430,279      N/A            $2,160,000
 Communications II Limited
 Partnership
c/o Advent International
75 State Street
Boston, MA  02109
State of Residence: Delaware
-----------------------------------------------------------------------------------------------------------------------------------
Oakstone Ventures Limited    16,204        3,083         6,147           N/A             $307,371       N/A            $1,543,000
 Partnership
c/o Advent International
75 State Street
Boston, MA  02109
State of Residence: Delaware
-----------------------------------------------------------------------------------------------------------------------------------
Advent Crown Fund II C.V.    16,204        3,083         6,147           N/A             $307,371       N/A            $1,543,000
c/o Advent International
75 State Street
Boston, MA  02109
State of Residence:
 Netherlands
-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================
                                                                         MERITECH
                                                         WARRANTS        WARRANTS                       MERITECH
                            SERIES A      SERIES B      EXERCISABLE     EXERCISABLE                    PORTION OF
                            PREFERRED     PREFERRED       FOR # OF        FOR # OF        BRIDGE        BRIDGE          TOTAL
PURCHASERS AND STATES OF    STOCK # OF    STOCK # OF     SHARES OF       SHARES OF         LOAN          LOAN         PURCHASE
RESIDENCE                     SHARES        SHARES      COMMON STOCK    COMMON STOCK    COMMITMENT     COMMITMENT       PRICE
-----------------------------------------------------------------------------------------------------------------------------------
Adwest Limited Partnership   4,201         799           1,594           N/A             $79,681        N/A            $400,000
c/o Advent International
75 State Street
Boston, MA  02109
State of Residence: Delaware
-----------------------------------------------------------------------------------------------------------------------------------
Advent Global GECC Limited   105,016       19,984        39,841          N/A             $1,992,032     N/A            $10,000,000
 Partnership
c/o Advent International
75 State Street
Boston, MA  02109
State of Residence: Delaware
-----------------------------------------------------------------------------------------------------------------------------------
Advent Partners Limited      8,968         1,707         3,402           N/A             $170,120       N/A            $854,000
 Partnership
c/o Advent International
75 State Street
Boston, MA  02109
State of Residence: Delaware
-----------------------------------------------------------------------------------------------------------------------------------
Bessemer Venture             31,505        5,995         11,952          N/A             $597,610       N/A            $3,000,000
 Partners IV L.P.
1400 Old Country Road,
 Suite 407
Westbury, NY  11590
Attn:  Robert H. Buescher
State of Residence:  New York
-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================
                                                                         MERITECH
                                                         WARRANTS        WARRANTS                       MERITECH
                            SERIES A      SERIES B      EXERCISABLE     EXERCISABLE                    PORTION OF
                            PREFERRED     PREFERRED       FOR # OF        FOR # OF        BRIDGE        BRIDGE          TOTAL
PURCHASERS AND STATES OF    STOCK # OF    STOCK # OF     SHARES OF       SHARES OF         LOAN          LOAN         PURCHASE
RESIDENCE                     SHARES        SHARES      COMMON STOCK    COMMON STOCK    COMMITMENT     COMMITMENT       PRICE
-----------------------------------------------------------------------------------------------------------------------------------
Bessec Ventures IV, L.P.     21,003        3,997         7,968           N/A             $398,406       N/A            $2,000,000
1400 Old Country Road,
 Suite 407
Westbury, NY  11590
Attn:  Robert H. Buescher
State of Residence:  New York
-----------------------------------------------------------------------------------------------------------------------------------
Cove Ventures, LLC           31,505        5,995         11,952          N/A             $597,610       N/A            $3,000,000
1013 Cove Road
Mamaroneck, NY  10543
Attn:  Robert Goodman
State of Residence:  New York
-----------------------------------------------------------------------------------------------------------------------------------
Adams Capital                31,505        5,995         11,952          N/A             $597,610       N/A            $3,000,000
 Management, L.P.
518 Broad Street
Sewickley, PA  15143
State of Residence:
 Pennsylvania
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       2,635,908     501,592       1,000,000       99,601.00       $50,000,000    $4,980,079     $251,000,000
===================================================================================================================================

Basic Assumptions:

1.  Current Outstanding         =   27,200,699
2.  Preferred (as converted)    =   31,375,000
                                    ----------
3.  Total Shares Post-deal          58,575,699
4.  45% of Total                =   26,359,065
5.  Series A Total Shares       =   26,359,065/10 = 2,635,907
    Series B Total Shares       =   5,015,935     =   501,593
6.  Series B Percent of
    Total Purchase Shares       =   15.987%
7.  Series A Percent            =   84.013%
    Total Purchased Shares

To calculate Series A Shares for a fund: ($Purchase Price/$80) x .84013

To calculate Series B Shares for a fund: ($Purchase Price/$80) x .15987

                                  SCHEDULE II

                           Wire Transfer Instructions

US Bank
ABA  091000022

Account Name:  Phase 3 Wire Account
Account #: 173101852106

Please reference:
     Account Name:  Advanced Radio Telecom Corp.
     Account #:  41278979

     Contact:  Alex
     Phone:  206-340-8050

                                  SCHEDULE III

                        Schedule of Beneficial Ownership

                                      -61-